SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under Rule 14a-12

                            SIGA TECHNOLOGIES, INC.
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

            --------------------------------------------------------------------
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            --------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            --------------------------------------------------------------------
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      (4)   Date Filed:

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

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 408
                            New York, New York 10170
                                 (212) 672-9100

May 2, 2005

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of SIGA Technologies, Inc. which will be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29 th Floor, New York, New York 10036 at 10:30 a.m. (local time) on Thursday, May 26, 2005, and at any adjournment or postponement thereof. On the following pages you will find the formal notice of annual meeting and proxy statement.

      To assure that you are represented at the Annual Meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and please complete, date, sign and return the enclosed proxy card promptly.

      I hope that you will attend the meeting and I look forward to seeing you there.

                                                Sincerely,


                                                /s/ Donald G. Drapkin
                                                ---------------------------
                                                DONALD G. DRAPKIN
                                                Chairman of the Board

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 408
                            New York, New York 10170

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 26, 2005

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of SIGA Technologies, Inc., a Delaware corporation ("SIGA"), will be held on Thursday, May 26, 2005, at 10:30 a.m. (local time), at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th Floor, New York, New York 10036, and at any adjournment.

      At the Annual Meeting, SIGA's stockholders will be voting on proposals to do the following:

      1.    To elect ten directors to the Board of Directors of SIGA;

      2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SIGA for the fiscal year ending December 31, 2005;

      3. To approve an amendment to the SIGA amended and restated 1996 Incentive and Non-Qualified Stock Option Plan (the "Plan") to increase the maximum number of shares of common stock available for issuance under the plan from 10,000,000 to 11,000,000; and

      4. To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

      Stockholders of record at the close of business on April 1, 2005 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of such stockholders will be available at the Annual Meeting and for any purpose related to the Annual Meeting, during the ten days prior to the Annual Meeting, at SIGA's office, during ordinary business hours.

      All stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

                             YOUR VOTE IS IMPORTANT

   IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN
                     IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                  By Order of the Board of Directors,


                                  /s/ Thomas N. Konatich
                                  ------------------------------
                                  Thomas N. Konatich
                                  Secretary
New York, New York
May 2, 2005

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 408
                            New York, New York 10170

                                 --------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 26, 2005

                                 --------------

      This proxy statement is furnished to  stockholders  of SIGA  Technologies,
Inc. ("SIGA") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of SIGA (the "Board of Directors") for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th Floor, New York, New York 10036, on Thursday, May 26, 2005, at 10:30 a.m., and at any adjournment or postponement thereof.

      This proxy statement, and the accompanying form of proxy, are first being mailed to stockholders on or about May 2, 2005.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

Purpose of the Annual Meeting

      The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this proxy statement.

Record Date and Outstanding Shares

      The Board of Directors has fixed the close of business on April 1, 2005 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof. As of the Record Date, SIGA had issued and outstanding 24,500,648 shares of common stock, par value $.0001 per share ("Common Stock"), and 68,038 shares of Series A convertible preferred stock, par value $.0001 per share ("Series A Preferred Stock"). The Common Stock and the Series A Preferred Stock together comprise all of SIGA's issued and outstanding voting stock.

Voting at the Annual Meeting

      Each share of Common Stock and each share of Series A Preferred Stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the stockholders. Cumulative voting by stockholders is not permitted.

      The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

      For the election of directors, a plurality of the votes cast is required. Abstentions and broker "non-votes" are not considered for the purpose of the election of directors.

      For the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SIGA for the fiscal year ending December 31, 2005, the affirmative vote of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting is required. Abstentions and broker "non-votes" for such proposal are not considered to have been voted on the proposal.

      For the approval of an amendment to the SIGA Plan to increase the maximum number of shares of Common Stock available for issuance under the Plan from 10,000,000 shares to 11,000,000 shares, the affirmative vote of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting is required. Abstentions and broker "non-votes" for such proposal are not considered to have been voted on the proposal.

Revocability and Voting of Proxies

      Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

o by writing a letter delivered to Thomas N. Konatich, Secretary of SIGA, stating that the proxy is revoked;

o  by submitting another proxy with a later date; or

o  by attending the Annual Meeting and voting in person.

      Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

      Unless we receive specific instructions to the contrary or unless such proxy is revoked, shares represented by each properly executed proxy will be voted: (i) FOR the election of each of SIGA's nominees as a director; (ii) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SIGA for the fiscal year ending December 31, 2005; (iii) FOR the approval of an amendment to the SIGA Plan to increase the maximum number of shares of Common Stock available for issuance under the Plan from 10,000,000 shares to 11,000,000 shares and (iv) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. SIGA does not presently anticipate that any other business will be presented for action at the Annual Meeting.

Solicitation

      SIGA will pay the costs relating to this proxy statement, the proxy card and the Annual Meeting. SIGA may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies by telephone, facsimile or other means or in person. They will not receive any additional payments for the solicitation.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      Ten directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of the ten persons named in the table below as directors of SIGA. Proxies cannot be voted for a greater number of persons than the nominees named. In the event that any of the below listed nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy form have the right to use their discretion to vote for a substitute.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION (ITEM 1 OF THE ENCLOSED PROXY CARD) OF MR. DRAPKIN, MR. ANTAL, MR. CONSTANCE, DR. KASTEN, DR. MJALLI, DR. OZ, DR. ROSE, MR. SAVAS, MS. SLOTKIN AND DR. WEINER AS DIRECTORS.

Director Nominee Information

      The following table sets forth biographical information of each director nominee, including their ages, data on their business backgrounds and the names of public companies and other selected entities for which they also serve as directors:

       Name                         Age        Position
       ----                         ---        --------
       Donald G. Drapkin*            57        Chairman of the Board
       James J. Antal*               54        Director
       Thomas E. Constance*          68        Director
       Bernard L. Kasten Jr. M.D.    58        Director, Chief Executive Officer
       Adnan M. Mjalli, Ph.D.        41        Director
       Mehmet C. Oz, M.D. *          43        Director
       Eric A. Rose, M.D. *          53        Director
       Paul G. Savas*                42        Director
       Judy S. Slotkin*              52        Director
       Michael A.  Weiner, M.D. *    59        Director

* Determined by the Board of Directors to be independent pursuant to Rule 4200 of the NASD Marketplace Rules.

      Donald G. Drapkin has served as Chairman of the Board and a director of SIGA since April 19, 2001. Mr. Drapkin has been Vice Chairman and a director of MacAndrews & Forbes Holdings Inc. and various of its affiliates since 1987. Prior to joining MacAndrews & Forbes, Mr. Drapkin was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP for more than five years. Mr. Drapkin is also a director (or member of the board of managers, as applicable) of the following corporations which file reports pursuant to the Securities Exchange Act of 1934: Allied Security Holdings, LLC, Anthracite Capital, Inc., Nephros, Inc, Playboy Enterprises, Inc., Revlon Consumer Products Corporation and Revlon Inc. Mr. Drapkin is also a director of PharmaCore, Inc. and TransTech Pharma, Inc.

      James J. Antal has served as a director of SIGA since November 2004. Mr. Antal has been an active consultant and founding investor in several Southern California based emerging companies, including serving as Chief Financial Advisor to Black Mountain Gold Coffee Co., since his retirement in 2002. Mr. Antal was the Chief Financial Officer and Chief Investment Officer from 1996 to 2002 for Experian, a $1.6 billion global information services subsidiary of UK-based GUS plc. Prior to the GUS acquisition of Experian (the former TRW Inc. Information Systems and Services businesses), Mr. Antal held various finance positions with TRW from 1978 to 1996, including Senior VP of Finance for TRW Information Systems and Services and TRW Inc. Corporate Director of Financial Reporting and Accounting. He earned his undergraduate degree in accounting from The Ohio State

University in 1973, and became a certified public accountant (Ohio) in 1974. He engaged in active practice as a CPA with Ernst & Ernst until 1978. Mr. Antal has served as a director of First American Real Estate Solutions, an Experian joint venture with First American Financial Corp.

      Thomas E. Constance has served as a director of SIGA since April 19, 2001. Mr. Constance is Chairman and, since 1994, a partner of Kramer Levin Naftalis & Frankel LLP, a law firm in New York City. Mr. Constance was a director of Kroll Inc., which ceased to file reports pursuant to the Securities Exchange Act of 1934 in August 2004. Mr. Constance serves as a Trustee of the M.D. Sass Foundation and St. Vincent's Services. He also serves on the Advisory Board of Directors of Barington Capital, L.P.

      Bernard L. Kasten Jr., M.D. has been a director of SIGA since May 23, 2003 and became Chief Executive Officer in the third quarter of 2004. Prior to becoming Chief Executive Officer of SIGA and since February 2002, Dr. Kasten had been Vice President, Medical Affairs of MedPlus Inc., a healthcare information technology company and a wholly-owned subsidiary of Quest Diagnostics, Inc., a diagnostic testing, information and services company. Since 1975, Dr. Kasten has been a Diplomat of the American Board of Pathology with a sub-specialty certification in 1976 in Medical Microbiology. Dr. Kasten's staff appointments have included service in the Division of Laboratory Medicine at The Cleveland Clinic; Associate Director of Pathology and Laboratory Services at the Bethesda Hospital Systems in Cincinnati, Ohio and Chief Laboratory Officer at Quest Diagnostics Incorporated. Dr. Kasten was a founder of Plexus Vaccine Inc., a vaccine company of which SIGA acquired substantially all of the assets in May 2003. Dr. Kasten is an author of "Infectious Disease Handbook" 5th Edition, 2003, Lexi-Comp Inc.

      Adnan M. Mjalli, Ph.D. has served as a director of SIGA since January 2004. Dr. Mjalli founded TransTech Pharma, Inc., a privately held drug discovery company in High Point, North Carolina, in 1999 and has since served as its President and Chief Executive Officer. He also serves as Chairman of the Board of PharmaCore, Inc. where he previously served as President and CEO from December of 1998 to November 2000. Dr. Mjalli obtained his Ph.D. in medicinal chemistry in 1989 from the University of Exeter, UK. His postdoctoral work was carried out at the University of Rochester. Prior to founding TransTech Pharma, he held various positions of increasing responsibility in research and senior management at several pharmaceutical and biotechnology companies, including Merck & Co., Inc.

      Mehmet C. Oz, M.D. has served as a director of SIGA since April 19, 2001. Dr. Oz has been a Cardiac Surgeon at Columbia University Presbyterian Hospital since 1993 and a Professor of Surgery and Vice Chairman for Cardiovascular Services of the Department of Surgery there since July 2001. Dr. Oz directs the following programs at New York University Presbyterian Hospital, Columbia
University: the Cardiovascular Institute, the complementary medicine program, the clinical profusion program and clinical trials of new surgical technology. Dr. Oz received his undergraduate degree from Harvard University in 1982, and, in 1986, he received a joint M.D./M.B.A. degree from the University of Pennsylvania Medical School and the Wharton School of Business.

      Eric A. Rose, M.D. has served as a director of SIGA since April 19, 2001. From April 19, 2001 until June 21, 2001, Dr. Rose served as Interim Chief Executive Officer of SIGA. Dr. Rose is currently Chairman of the Department of Surgery and Surgeon-in-Chief of the Columbia Presbyterian Center of New York Presbyterian Hospital, a position he has held since August 1994. Dr. Rose is a past President of the International Society for Heart and Lung Transplantation. Dr. Rose was recently appointed as Morris & Rose Milstein Professor of Surgery at Columbia University's College of Physicians and Surgeons' Department of Surgery. Dr. Rose is a director of PharmaCore, Inc., TransTech Pharma, Inc. and a former director of Nexell Therapeutics Inc. (f/k/a VimRx). Dr. Rose is a graduate of both Columbia College and Columbia University College of Physicians & Surgeons.

      Paul G. Savas has served as a director of SIGA since January 2004. Mr. Savas has been a Senior Vice President of Finance at MacAndrews & Forbes Holdings, Inc. and its affiliates since October 2002, and was Vice President of MacAndrews & Forbes and its affiliates from 1998 until 2002. He was Director of Corporate Finance at MacAndrews & Forbes from 1994 until 1998. From December 1988 until April 1994, Mr. Savas served in the Finance Department of NYNEX Corporation holding the positions of Associate Director of Corporate Finance and Staff Director of External Reporting.

      Judy S. Slotkin has served as a director of SIGA since November 2004. Ms. Slotkin was Co-Head of the Finance Committee of the Modern Africa Fund, a $120 million private equity fund, from 1998 until 2003. Ms.

Slotkin was formerly Department Head in the Corporate Finance Division of Citigroup (Citibank Investment Bank) where she was responsible for various businesses and the first head of the group's Capital Markets Desk. Prior to that, Ms. Slotkin held various positions in the Citigroup (Citibank) commercial bank. Ms. Slotkin is also a founding member of the Food Allergy Initiative, an organization funding research, legislative initiatives and education regarding food allergies. Ms. Slotkin received her undergraduate degree in accounting from Fairleigh Dickinson University in 1976 and, in 1980, she received her MBA in Finance from Fordham University.

      Michael A. Weiner, M.D. has served as a director of SIGA since April 19, 2001. Dr. Weiner is the Hettinger Professor of Pediatrics at Columbia University College of Physicians and Surgeons since 1996. Dr. Weiner is also the Director of Pediatric Oncology at New York Presbyterian Hospital. Dr. Weiner was a director of Nexell Therapeutics, Inc. (f/k/a VimRx) from March 1996 to February 1999. Dr. Weiner is a 1972 graduate of the New York State Health Sciences Center at Syracuse and was a post graduate student at New York University and Johns Hopkins University.

Meetings of the Board of Directors

      The Board of Directors of SIGA held six meetings during 2004. During 2004, no director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and committees thereof, if any, upon which such director served during the period for which he has been a director or committee member. In addition, two actions were taken during 2004 by unanimous written consent of the directors.

      Those members of the Board of Directors who are independent as defined by Rule 4200 of the NASD Marketplace Rules (the "Independent Directors") are also required, pursuant to Rule 4350(c)(2) of the NASD Marketplace Rules, to regularly convene executive sessions where only such Independent Directors are present. Such meetings may be in conjunction with regularly-scheduled meetings of the Board of Directors. Each member of the Board of Directors is also expected to attend the annual meeting of stockholders of SIGA. Seven members of the Board of Directors attended SIGA's 2004 annual meeting of stockholders.

Committees of the Board of Directors

      The Board of Directors currently has, and appoints the members of, standing Audit, Compensation and Nominating and Corporate Governance Committees. Each member of the Audit, Compensation and Nominating and Corporate Governance Committees is an Independent Director. Each of these committees has a written charter approved by the Board of the Directors in March 2004. A copy of each charter is posted on SIGA's website at www.siga.com under the "Corporate Governance" section.

      Audit Committee. The Audit Committee, which currently consists of directors Paul G. Savas, Judy S. Slotkin and James J. Antal, held five meetings during 2004. The Board of Directors has determined that each of the members of the Audit Committee is "independent" under the applicable laws, rules and regulations. The Company has determined that Mr. Savas is an "Audit Committee financial expert" within the meaning of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC"). The purpose of the Audit Committee is to assist the Board of Directors in the oversight of the integrity of the financial statements of SIGA, SIGA's compliance with legal and regulatory matters, the independent registered public accounting firm's qualifications and independence, and the performance of SIGA's independent registered public accounting firm. The primary responsibilities of the Audit Committee are set forth in its charter, and include various matters with respect to the oversight of SIGA's accounting and financial reporting process and audits of the financial statements of SIGA on behalf of the Board of Directors. The Audit Committee also selects the independent registered public accounting firm to conduct the annual audit of the financial statements of SIGA; reviews the proposed scope of such audit; reviews accounting and financial controls of SIGA with the independent registered public accounting firm and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates. A copy of the Audit Committee charter is available on SIGA's website (as described above). Also see "Audit Committee Report."

      Compensation Committee. The Compensation Committee, which currently consists of directors Donald G. Drapkin, Paul G. Savas and Mehmet C. Oz, held three meetings during 2004. In addition, Michael A. Weiner, M.D. served on the Compensation Committee during 2004. The Board of Directors has determined that each of the members of the Compensation Committee is "independent" within the meaning of the NASDAQ listing standards. The Compensation Committee functions include reviewing and approving the compensation and benefits for SIGA's executive officers, administering SIGA's stock plans and making recommendations to the Board of Directors regarding these matters. A copy of the Compensation Committee charter is available on SIGA's website. Also see "Compensation Committee Report."

      Nominating  and  Corporate  Governance   Committee.   The  Nominating  and
Corporate Governance Committee (the "Nominating Committee"), which currently consists of directors Judy S. Slotkin, James J. Antal and Michael A. Weiner, was formed in March 2004 and held one meeting in 2004. The Board of Directors has determined that each of the members of the Nominating Committee is "independent" within the meaning of the NASDAQ listing standards. The Nominating Committee is responsible for searching for and recommending to the Board of Directors potential nominees for director positions, making recommendations to the Board of Directors regarding the size and composition of the Board of Directors and its committees, monitoring the Board of Director's effectiveness and developing and implementing the SIGA's corporate governance procedures and policies. A copy of the Nominating and Corporate Governance Committee charter is available on SIGA's website.

      In selecting candidates for the Board of Directors, the Nominating Committee begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. SIGA is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving SIGA the benefit of the familiarity and insight into the SIGA's affairs that its directors have accumulated during their tenure, while contributing to the Board of Director's ability to work as a collective body. Accordingly, it is the policy of the Nominating Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the Nominating Committee's criteria for membership on the Board of Directors, whom the Nominating Committee believes will continue to make important contributions to the Board of Directors and who consent to stand for re-election and, if re-elected, to continue their service on the Board of Directors. If there are positions on the Board of Directors for which the Nominating Committee will not be re-nominating an incumbent director, or if there is a vacancy on the Board of Directors, the Nominating Committee will solicit recommendations for nominees from persons whom the Nominating Committee believes are likely to be familiar with qualified candidates, including members of the Board of Directors and management of SIGA. The Nominating Committee may also engage a professional search firm to assist in the identification of qualified candidates, but did not do so in 2004. As to each recommended candidate that the Nominating Committee believes merits serious consideration, the Nominating Committee will collect as much information, including without limitation, soliciting views from other directors and SIGA's management and having one or more Nominating Committee members interview each such candidate, regarding each candidate as it deems necessary or appropriate in order to make an informed decision with respect to such candidate. Based on all available information and relevant considerations, the Nominating Committee will select, for each directorship to be filled, a candidate who, in the view of the Nominating Committee, is most suited for membership on the Board of Directors. In making its selection, SIGA will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates, except that the Nominating Committee may consider, as one of the factors in its evaluation of stockholder recommended nominees, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of SIGA. This consideration may also include how long the recommending stockholder intends to continue holding its equity interest in SIGA.

      The Nominating Committee has adopted a policy with regard to the minimum qualifications that must be met by a Nomination Committee-recommended nominee for a position on SIGA's Board of Directors, which policy is described in this paragraph. The Nominating Committee generally requires that all candidates for the Board of Directors be of high personal integrity and ethical character. The Nominating Committee requires that candidates not have any interests that would, in the view of the Nominating Committee, materially impair his or her ability to
(i) exercise independent judgment or (ii) otherwise discharge the fiduciary duties owed as a director to SIGA and its stockholders. In addition, candidates must be able to represent fairly and equally all stockholders of SIGA without favoring or advancing any particular stockholder or other constituency of SIGA. Candidates must have demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor. Candidates are expected to have sound judgment and a general appreciation regarding major issues facing public companies of a size and operational scope similar to SIGA, including contemporary governance concerns, regulatory obligations of a public issuer, strategic business planning, competition in a global economy, and basic concepts of corporate finance. Candidates must also have, and be prepared to devote, adequate time to the

Board and its committees. It is expected that, taking into account their other business and professional commitments, including their service on the boards of other companies, each candidate will be available to attend meetings of the Board and any committees on which the candidate will serve, as well as SIGA's annual meeting of stockholders. SIGA also requires that at least a majority of the directors serving at any time on the Board are independent, as defined under the rules of the NASDAQ stock market and that at least three of the directors satisfy the financial literacy requirements required for service on the Audit Committee under the rules of the NASDAQ stock market.

      The Nominating Committee has adopted a policy with regard to the consideration of director candidates recommended by stockholders, the material elements of which policy are described in this paragraph. The Nominating Committee will consider recommendations for nomination for director submitted by holders of SIGA's shares entitled to vote generally in the election of directors. The Nominating Committee will give consideration to these recommendations for positions on the Board where the Nominating Committee has not determined to re-nominate a qualified incumbent director. While the Nominating Committee has not established a minimum number of shares that a stockholder must own in order to present a nominating recommendation for consideration, or a minimum length of time during which the stockholder must own its shares, the Nominating Committee may take into account the size and duration of a recommending stockholder's ownership interest in SIGA. The Nominating Committee may also consider whether the stockholder making the nominating recommendation intends to maintain an ownership interest in SIGA of substantially the same size as at its interest at the time of making the recommendation. The Nominating Committee may refuse to consider recommendations of nominees who do not satisfy the minimum qualifications prescribed by the Nominating Committee for board candidates.

      The Nominating Committee has adopted procedures to be followed by stockholders in submitting recommendations of candidates for director. The procedures are posted on SIGA's website at www.siga.com under the "Corporate Governance" section, and described in this paragraph. A stockholder (or group of stockholders) wishing to submit a nominating recommendation for an annual meeting of stockholders should try to ensure that it is received by SIGA, as provided herein, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. All stockholder nominating recommendations should be in writing, addressed to "the Nominating and Corporate Governance Committee" care of SIGA's Chief Financial Officer at SIGA's principal headquarters, 420 Lexington Avenue, Suite 601, New York, New York 10170. Submissions should be made by mail, courier or personal delivery. A nominating recommendation should be accompanied by the following information concerning each recommending stockholder:

o The name and address, including telephone number, of the recommending stockholder;

o The number and class of SIGA's shares owned (beneficially or of record) by the recommending stockholder and the time period for which such shares have been held;

o A statement from the stockholder as to whether the stockholder has a good faith intention to continue to hold the reported shares through the date of SIGA's next annual meeting of stockholders;

o  Sufficient   information  about  the  proposed  nominee  for  the  Nominating
   Committee to make an informed decision regarding the qualifications of the proposed nominee;

o  Any   relationship   between  the  proposed   nominee  and  the  recommending
   stockholder; and

o  Such other information as the Nominating Committee may reasonably request.

The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the Nominating Committee, if the Nominating Committee chooses to do so in its discretion (and the recommending stockholder must furnish the nominee's contact information for this purpose), and, if nominated and elected, to serve as a director of SIGA.

Compensation Committee Interlocks and Insider Participation

      None.

Code of Ethics

      SIGA has adopted a code of ethics and business conduct that applies to its officers, directors and employees, including without limitation, our Chief Executive Officer, Chief Financial Officer and Chief Scientific Officer. The Code of Ethics and Business Conduct is available on SIGA's website at www.siga.com under the "Corporate Governance" section.

Stockholder Communications with the Board of Directors

      SIGA stockholders may send communications to the Board, any committee of the Board or an individual director. The process for so communicating is posted on SIGA's website at www.siga.com under the "Corporate Governance" section.

                          REPORT OF THE AUDIT COMMITTEE

      The members of the Audit Committee have been appointed by the Board of Directors. During the 2004 fiscal year, the Audit Committee consisted solely of independent directors, as defined in Rule 4200(a)(15) of the NASD Marketplace Rules. The Audit Committee operates under a written charter that was amended and restated by the Board of Directors in March 2004 in order to assure continued compliance by SIGA with SEC and NASDAQ rules enacted in response to requirements of the Sarbanes-Oxley Act.

      The Audit Committee assists the Board of Directors in monitoring the integrity of SIGA's financial statements, the independent registered public accounting firm's qualifications and independence, the performance of the independent registered public accounting firm, and the compliance by SIGA with legal and regulatory requirements. Management is responsible for SIGA's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of SIGA's financial statements in accordance with generally accepted auditing standards and for issuing a report on those financial statements. The Audit Committee monitors and oversees these processes.

      In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2004 with management and with PricewaterhouseCoopers LLP, SIGA's independent registered public accounting firm. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of SIGA's annual financial statements.

      The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers LLP the issue of their independence from SIGA and management. In addition, the Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm in 2004 is compatible with maintaining the auditors' independence and has concluded that it is.

      Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in SIGA's Annual Report on Form 10-K for the year ended December 31, 2004. The Audit Committee has also recommended, subject to stockholder ratification, the selection of SIGA's independent registered public accounting firm for the year ending December 31, 2005.

      The members of the Audit Committee are Paul G. Savas, Judy S. Slotkin and James J. Antal, none of whom is or, during the fiscal year 2004, was, an employee of SIGA.

                            Respectfully submitted by the Audit Committee, Paul G. Savas, Chairman
                            James J. Antal
                            Judy S. Slotkin

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      During the year ended December 31, 2004, the Compensation Committee was comprised of Donald G. Drapkin, Paul G. Savas and Mehmet C. Oz. In addition, Michael A. Weiner, M.D. served on the Compensation Committee during 2004. The Compensation Committee's duties include determination of the Company's compensation and benefit policies and practices for executive officers and key managerial employees. In accordance with rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation provided to the Company's Chief Executive Officer and the four other most highly compensated executive officers.

      COMPENSATION   POLICIES.   The  overall   objectives   of  the   Company's
compensation program are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to maximize the link between executive and stockholder interests through a stock option plan and to recognize individual contributions as well as overall business results. To achieve these objectives, the Company has developed an overall compensation strategy and specific compensation plans that tie a substantial portion of an executive's compensation to performance.

      The key elements of the Company's compensation program consist of fixed compensation in the form of base salary, and the discretion to award variable compensation in the forms of annual incentive compensation and stock option awards. The Compensation Committee's policies with respect to each of these elements are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the programs described below.

      BASE SALARIES. Base salaries for executive officers are determined based upon the Compensation Committee's evaluation of the responsibilities of the position held and the experience of the individual, and by reference to historical levels of salary paid by the Company.

      Salary adjustments are based on a periodic evaluation of the performance of the Company and each executive officer, as well as financial results of the business. The Compensation Committee takes into account the effect of any corporate transactions that have been consummated during the relevant year and, where appropriate, also considers non-financial performance measures. These include the Company's market share, scientific developments and improvements in relations with employees.

      ANNUAL INCENTIVE COMPENSATION AWARDS. Annual incentive compensation is payable pursuant to contractual provisions with certain executives which provide eligibility to receive performance based bonuses and/or discretionary bonuses. The annual incentive compensation earned by the executives with respect to 2004 was discretionary and determined by the Compensation Committee.

      OTHER INCENTIVE COMPENSATION AWARDS. The principal component of executive compensation is the granting of stock options, which are intended as a tool to attract, provide incentive to and retain those executives who make the greatest contribution to the business, and who can have the greatest effect on the Company's long-term profitability. The exercise price of stock options is set at a price equal to the market price of the Common Stock at the time of the grant. The options therefore do not have any value to the executive unless the market price of the Common Stock rises.

      CHIEF EXECUTIVE OFFICER COMPENSATION. Dr. Kasten began service as Chief Executive Officer on July 2, 2004 and continues to serve in that role. The compensation of Dr. Kasten continues to be governed by the terms of his Employment Agreement dated as of July 2, 2004, which is described below under the heading "Employment Contracts."

      TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. The Compensation Committee attempts to ensure full deductibility of compensation notwithstanding the limitation on the deductibility of certain compensation in excess of one million dollars under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Company's stock option are designed so as to cause stock options and bonuses granted thereunder to be exempt from the limitations contained in Section 162(m) of the Code.

                          Respectfully submitted by the Compensation Committee, Donald G. Drapkin
                          Paul G. Savas
                          Mehmet C. Oz

                            COMMON STOCK PERFORMANCE

      The following line graph compares the cumulative total stockholder return through December 31, 2004, assuming reinvestment of dividends, by an investor who invested $100 on December 31, 1999 in each of (i) the Common Stock, (ii) the NASDAQ National Market-US; and (iii) the NASDAQ Pharmaceutical Index.

                              [LINE GRAPH OMITTED]

Value of Initial Investment      12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04
------------------------------   --------   --------   --------   --------   --------   --------
SIGA Technologies, Inc.          $ 100.00   $ 193.87   $ 177.91   $  87.73   $ 140.49   $ 101.84
NASDAQ Composite Index           $ 100.00   $ 122.99   $ 103.06   $  56.35   $  82.12   $  87.16
NASDAQ Biotech Composite Index   $ 100.00   $  60.71   $  47.93   $  32.82   $  49.23   $  53.46

                                   MANAGEMENT

Officers

      The following table sets forth certain information with respect to the executive officers of SIGA:

       Name                                Age        Position
       ----                                ---        --------
       Bernard L. Kasten Jr. M.D. (1)       58        Director, Chief Executive Officer
       Thomas N. Konatich                   59        Vice President, Chief Financial Officer, Secretary and Treasurer
       Dennis E. Hruby, Ph.D.               53        Vice President, Chief Scientific Officer
       John R. Odden (2)                    51        Vice President - Business Development

(1)   Dr.  Kasten became Chief  Executive  Officer in the third quarter of 2004.
      See  Director  Nominee   Information  above  for  additional   information
      regarding Dr. Kasten.

(2) Mr. Odden became Vice President - Business Development in the third quarter of 2004.

      Thomas N. Konatich has served as Vice President, Chief Financial Officer and Treasurer since April 1, 1998. He was named Secretary of SIGA on June 29, 2001 and from October 5, 2001 until July 2, 2004 was our Acting Chief Executive Officer. From November 1996 through March 1998, Mr. Konatich served as Chief
Financial Officer and a director of Innapharma, Inc., a privately held pharmaceutical development company. From 1993 through November 1996, Mr. Konatich served as Vice President and Chief Financial Officer of Seragen, Inc., a publicly traded biopharmaceutical development company. Mr. Konatich has an MBA from the Columbia Graduate School of Business.

      Dennis E. Hruby, Ph.D. has served as Vice President - Chief Scientific Officer since June 2000. From April 1, 1997 through June 2000, Dr. Hruby was our Vice President of Research. From January 1996 through March 1997, Dr. Hruby served as a senior scientific advisor to SIGA. Dr. Hruby is a Professor of Microbiology at Oregon State University, and from 1990 to 1993 was Director of the Molecular and Cellular Biology Program and Associate Director of the Center for Gene Research and Biotechnology. Dr. Hruby specializes in virology and cell biology research, and the use of viral and bacterial vectors to produce recombinant vaccines. He is a member of the American Society of Virology, the American Society for Microbiology and a fellow of the American Academy of Microbiology. Dr. Hruby received a Ph.D. in microbiology from the University of Colorado Medical Center and a B.S. in microbiology from Oregon State University.

      John R. Odden has served as Vice President - Business Development of SIGA since the third quarter of 2004. From October 2002 until he became Vice President - Business Development of SIGA in the third quarter of 2004, he was Vice President, Business Development for Quest Diagnostics, Inc. and its MedPlus, Inc. division, the nation's leading provider of diagnostics testing, information and services, where he was responsible for launching a national biosurveillance solution for homeland security and managing relationships with major healthcare information technology companies. From 1996 through October 2002, he held a series of progressive leadership roles at First Consulting Group, a leading provider of consulting and systems integration services for life sciences, healthcare and government health services businesses. Mr. Odden has a B.S. in mathematics from the California Institute of Technology.

Summary Compensation Table

      The following table sets forth the total compensation paid or accrued for the years ended December 31, 2004, 2003 and 2002, for each person who acted as SIGA's Chief Executive Officer at any time during the year ended December 31, 2004, and its most highly compensated executive officers, other than its Chief Executive Officer, whose salary and bonus for the fiscal year ended December 31, 2004 were in excess of $100,000 each.

                           Summary Compensation Table

                               Annual Compensation

                                                                                                    Long-Term
                                                                                                  Compensation
                                                                                                    Securities
                                                                  Other Annual                      Underlying
Name and Principal Position                Year    Salary ($)    Comensation ($)     Bonus ($)      Options (#)
                                          --------------------------------------  ------------------------------
Bernard L. Kasten, M.D.                    2004      113,636              --              --          2,500,000
Chief Executive Officer (1)                2003           --              --              --                 --
                                           2002           --              --              --                 --

Thomas N. Konatich                         2004      218,485              --          50,000            150,000
Chief Financial Officer (2)                2003      210,000              --              --                 --
                                           2002      188,333              --              --            200,000

Dennis E. Hruby, Ph.D.                     2004      213,363              --          63,000            150,000
Chief Scientific Officer                   2003      210,000              --              --                 --
                                           2002      195,000              --              --            300,000

John R. Odden
Vice President Business Development (3)    2004       82,257              --              --            200,000
                                           2003           --              --              --                 --
                                           2002           --              --              --                 --

Susan K. Burgess, Ph.D.                    2004       78,710         252,000              --                 --
Former President(4)                        2003      135,692              --              --            300,000
                                           2002           --              --              --                 --

(1) Dr. Kasten became Chief Executive Officer in the third quarter of 2004. His annual salary is $250,000. See "Employment Contracts" below for further description.

(2)   Mr. Konatich resigned as Acting Chief Executive Officer on July 2, 2004.

(3) Mr. Odden became Vice President - Business Development in the third quarter of 2004. His annual salary is $230,000. See "Employment Contracts" below for further description.

(4)   Dr.  Burgess  resigned  as  President  on  May  7,  2004.   "Other  Annual
      Compensation" consists of the separation compensation received on the early termination of her Employment Agreement.

Option Grants for the Year Ended December 31, 2004

The following table sets forth grants of stock options during the year ended December 31, 2004 to anyone who served as Chief Executive Officer and its three highest paid employees. The exercise price at the time of the grant was equal to or above the fair market value at the time of the grant.

                             Common Stock                         % of Total
                              Underlying      Potential Value       Options
                                Options         of Options        Granted to   Exercise Price
                                Granted       Granted ($) (1)      Employees      Per Share       Expiration Date
Bernard L. Kasten, M.D.        2,500,000          900,000             73.4%          1.30            7/2/2114

Thomas N. Konatich               150,000           39,000              4.4%          1.40            7/29/2114

Dennis E. Hruby, Ph.D.           150,000           39,000              4.4%          1.40            6/29/2114

John R. Odden                    200,000           52,000              7.4%          1.40            7/29/2114

Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table provides certain summary information concerning stock options held as of December 31, 2004 by SIGA's Chief Executive Officer and its three most highly compensated executive officers, other than its Chief Executive Officer. No options were exercised during fiscal 2004 by any of the officers.


                                                                 Value of Unexercised
                            Number of Securities Underlying      In-The-Money Options
                                 Unexercised Options #         At fiscal Year-End ($) (1)
                                 ---------------------         --------------------------
                              Exercisable    Unexercisable    Exercisable    Unexercisable
                              -----------    -------------    -----------    -------------
Bernard L. Kasten, M.D.        500,000        2,000,000        180,000        720,000

Thomas N. Konatich              470,000           75,000         19,500         19,500

Dennis E. Hruby, Ph.D.          400,000          225,000             --         39,000

John R. Odden                    50,000          150,000         13,000         39,000

(1) Based upon the closing price on December 31, 2004, as reported on the Nasdaq SmallCap Market and the exercise price per option.

Long-Term Incentive Plans--Awards in Last Fiscal Year

      As of January 1, 1996, we adopted our 1996 Incentive and Non-Qualified Stock Option Plan. An amendment and restatement of such plan, as amended, was adopted on May 3, 2001 and was further refined by the Board of Directors on June 29, 2001 (the "Plan"). The Plan was approved by our stockholders at an annual meeting on August 15, 2001. Stock options may be granted to key employees, consultants and outside directors pursuant to the Plan. The Plan was amended again at our annual meeting on January 8, 2004, when our stockholders voted to increase the maximum number of shares of common stock available for issuance under the Plan from 7,500,000 to 10,000,000.

      The Plan is administered by our Compensation Committee which determines persons to be granted stock options, the amount of stock options to be granted to each such person, and the terms and conditions of any stock options as permitted under the Plan. The members of the Compensation Committee are Mehmet C. Oz, M.D., Paul G. Savas and Donald G. Drapkin. See "Committees of the Board of Directors" above for more information.

      Both Incentive Options and Nonqualified Options may be granted under the Plan. An Incentive Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Any Incentive Option granted under the Plan will have an exercise price of not less than 100% of the fair market value of the shares on the date on which such option is granted. With respect to an Incentive Option granted to an employee who owns more than 10% of the total combined voting stock of SIGA or of any parent or subsidiary of SIGA, the exercise price for such option must be at least 110% of the fair market value of the shares subject to the option on the date the option is granted.

      The Plan, as amended, provides for the granting of options to purchase 10,000,000 shares of common stock, of which 9,762,061 options were outstanding as of December 31, 2004.

      During the fiscal year ending December 31, 2004, the named Directors and Officers of SIGA received long-term incentive compensation under the Plan as shown in the following table.

                                  Estimated Future Payouts Under
                                    Non-Stock Price Based Plans
                                    ---------------------------
        (a)                        (b)                (c)             (d)           (e)          (f)
        ---                        ---                ---             ---           ---          ---
                               Number of        Performance or
                            Shares, Units or  Other Period Until
                              Other Rights       Maturation or     Threshold       Target     Maximum
Name                              (#)                Payout         ($ or #)      ($ or #)    ($ or #)
----                              ---                ------         --------      --------    --------
Bernard L. Kasten, M.D.        2,500,000             7/2/2014          N/A           N/A         N/A
Thomas N. Konatich               150,000            7/29/2014          N/A           N/A         N/A
Dennis E. Hruby, Ph.D.           150,000            6/29/2014          N/A           N/A         N/A
John R. Odden                    200,000            7/29/2014          N/A           N/A         N/A
James J. Antal                    25,000           12/14/2014          N/A           N/A         N/A
Adnan M. Mjalli, Ph.D.            25,000           12/14/2014          N/A           N/A         N/A
Paul G. Savas                     25,000           12/14/2014          N/A           N/A         N/A

Employment Contracts and Directors Compensation

Directors' Compensation

      Directors who are not currently receiving compensation as officers or employees of the Company or any of its affiliates receive $1,000 per meeting for board meetings and will be reimbursed for expenses incurred by them in connection with serving on our Board of Directors. The chairman of the Audit Committee will receive $1,000 per meeting for meetings of the Audit Committee and all other members of the Audit Committee will receive $500 per meeting for meetings of the Audit Committee. Members of Compensation Committee and Nominating and Corporate Governance Committee will receive $500 per meeting for meetings of the Compensation Committee and Nominating and Corporate Governance Committee.

      Non-employee directors will receive an initial grant of 25,000 options, upon such non-employee director's first election to the Board of Directors, which such options will be granted under SIGA's Amended and Restated 1996
Incentive and Non-Qualified Stock Option Plan. In addition, non-employee directors will receive an annual grant of 10,000 options under SIGA's Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan, made at each Annual Meeting and commencing with the 2005 Annual Meeting. All such options have an exercise price equal to the fair market value of the underlying SIGA shares on the date of grant.

Equity Compensation Plan Information

      The following table sets forth certain compensation plan information with respect to both equity compensation plans approved by security holders and equity compensation plans not approved by security holders as of December 31, 2004:

                                                                                                 Number of securities
                                                                                               remaining available for
                                        Number of securities to be      Weighted-average         future issuance under
                                          issued upon exercise of      exercise price of       equity compensation plans
                                            outstanding options,      outstanding options,       (excluding securities
Plan Category                               warrants and rights       warrants and rights       reflected in column (a))
                                                   (a)                         (b)                        (c)
Equity compensation plans
approved by security holders (1)                 9,762,061                    $1.99                       22,898

Equity compensation plans not
approved by security holders                       250,000                    $2.00                           --

Total                                           10,012,061                    $1.99                       22,898

(1)   SIGA   Technologies,   inc.,  Amended  and  Restated  1996  Incentive  and
      Non-Qualified Stock Option Plan.

Employment Contracts

      Dr. Bernard L. Kasten, SIGA's Chief Executive Officer, is employed by SIGA under an employment agreement dated July 2, 2004. The initial term of the employment agreement expires on July 2, 2007. The employment agreement will, however, automatically renew for an additional three (3) years following the end of the initial term, unless either Dr. Kasten or SIGA provides at least three
(3) months advance notice of his/its desire not to renew. Dr. Kasten receives an annual base salary of $250,000 and his employment agreement also provides for additional bonus payments at the discretion of the Board of Directors. On July 2, 2004, he received options to purchase 2,500,000 shares of common stock with an exercise price of $1.30 per share, of which 500,000 shares vested on the date of grant; with respect to the next 1,000,000 shares, an additional 166,666 shares shall vest on the end of each six (6) month period after date of grant until the end of the sixth six (6) month period at which time 166,667 shares shall vest. In the event Dr. Kasten's employment renews as described above, with respect to the balance of 1,000,000 shares of common stock, an additional 166,666 shares shall vest at the end of each six (6) month period commencing at the beginning of the renewal term until the end of the sixth six (6) month period at which time 166,667 shares shall vest. Dr. Kasten also received options to purchase up to 4,800,000 shares of common stock, with an exercise price of $1.30 per share, if various milestones set forth in his employment agreement are met. Dr. Kasten is also eligible to receive additional stock options and bonuses at the discretion of the Board of Directors. SIGA may terminate the employment agreement for cause (as such term is defined in the employment agreement) or for any other reason, provided that upon any termination for any other reason (other than cause), Dr. Kasten shall receive his salary due and payable through the date of termination plus a severance amount (as defined in the employment agreement) to be paid through a specified period during which his time vested options shall continue to vest. If within 90 days prior to or 12 months after a change of control (as such term is defined in the employment agreement) of SIGA either Dr. Kasten's employment is terminated or Dr. Kasten is no longer Chief Executive Officer of the surviving organization and elects to terminate his employment as a result of the change of control, Dr. Kasten will receive payments as specified in the employment agreement.

      Thomas N. Konatich, SIGA's Vice President, Chief Financial Officer, Secretary and Treasurer, is employed by SIGA under an employment agreement dated April 1, 1998, as amended on January 19, 2000, as amended and restated on October 6, 2000, as amended as of January 31, 2002, as amended on November 5, 2002 and as amended on July 29, 2004. This employment agreement expires on December 31, 2005. Mr. Konatich was also formerly employed as SIGA's Acting Chief Executive Officer, which duties concluded on July 2, 2004. Mr. Konatich receives an annual base salary of $230,000 and received a one-time payment of $50,000 for his prior service as Acting Chief Executive Officer. His employment agreement also provides for an additional bonus payment at the discretion of the Board of Directors and not to exceed 25% of his annual base salary amount. He received options to purchase 95,000 shares of common stock, at $4.44 on April 1, 1998. The options vested on a pro rata basis on the first, second, third and fourth anniversaries of the agreement. On January 19, 2000, he received an additional grant to purchase 100,000 shares at an exercise price of $2.00 per share. These options vest on a pro rata basis each quarter through January 19, 2002. On January 31, 2002, Mr. Konatich was granted an "Incentive Stock Option" to purchase 50,000 shares at an exercise price of $3.94 per share. Such options vest in eight equal quarterly installments beginning on April 20, 2002. On November 5, 2002, Mr. Konatich was granted an Incentive Stock Option to purchase 150,000 shares at an exercise price of $2.50 per share. 75,000 of these options vested immediately and 75,000 options vested on September 1, 2003. On July 29, 2004, Mr. Konatich was granted an Incentive Stock Option to purchase 150,000 shares at an exercise price of $1.40 per share. 75,000 of these options vested immediately and with the remaining 75,000 options vesting on a pro rata basis from January 1, 2005 through December 31, 2005 with no provision for acceleration under any circumstances. Mr. Konatich is also eligible to receive additional stock options and bonuses at the discretion of the Board of Directors. SIGA may terminate the employment agreement with or without cause (as such term is defined in the employment agreement), provided that upon any termination without cause, SIGA will be obligated to continue to pay Mr. Konatich's salary and all other amounts due under the employment agreement for the remainder of the term. If Mr. Konatich is terminated due to a change of control (as such term is defined in the employment agreement), SIGA shall pay Mr. Konatich a change in control amount (as such term is defined in the employment agreement) plus his accrued and unpaid base salary, and, upon the first event constituting a change of control, all stock options and other stock-based grants to Mr. Konatich shall immediately and irrevocably vest and become exercisable upon the date of such event.

      Dr. Dennis E. Hruby, Chief Scientific Officer, is employed by SIGA under an employment agreement dated January, 1, 1998, as amended on June 16, 2000, as amended on January 31, 2002, as amended on October 3, 2002 and as amended on July 29, 2004. This employment agreement expires on December 31, 2007. Dr. Hruby receives a base salary of $225,000 per year and his employment agreement also provides for additional bonus payments at the discretion of the Board of
Directors and not to exceed 50% of his base salary amount. Dr. Hruby received options to purchase 10,000 shares of common stock at an exercise price of $5.00 per share on April 1, 1997 and 40,000 shares of common stock at an exercise price of $4.63 per share on April 1, 1998. The options became exercisable on a pro rata basis on the first, second, third and fourth anniversaries of the agreement. Under the June 16, 2000 amendment, Dr. Hruby was granted options to purchase 125,000 shares of SIGA's common stock at $2.00 per share. The options vest ratably over the remaining term of the amendment. The January 31, 2002 amendment changed the terms of the lock-up agreed to in the June 16, 2000 amendment to the employment agreement limiting Hruby's ability to sell SIGA stock. On January 31, 2002, Dr. Hruby was granted an "Incentive Stock Option" to purchase 50,000 shares at an exercise price of $3.94 per share. Such options vest in four equal annual installments beginning on August 15, 2002. As part of the October 3, 2002 amendment, Dr. Hruby was granted an option to purchase 300,000 shares of common stock. Options with respect to 75,000 shares vested upon the signing of the amendment and an additional 75,000 shares shall vest on a pro rata basis on September 1 of each 2003, 2004 and 2005. The options have an exercise price of $2.50 per share. Dr. Hruby surrendered his option to purchase up to 50,000 shares of common stock of SIGA at an exercise price of $3.94 that he was granted under an earlier amendment. On July 29, 2004, Dr. Hruby was granted an Incentive Stock Option to purchase 150,000 shares at an exercise price of $1.40 per share, which options shall vest in 75,000 share increments on December 31 of each year, commencing December 31, 2005. Dr. Hruby is eligible to receive additional stock options and bonuses at the discretion of the Board of Directors. SIGA may terminate the employment agreement with or without cause (as such term is defined in the employment agreement), provided that upon any termination without cause SIGA will be obligated to continue to pay Dr. Hruby's salary for the remainder of the term. In addition, SIGA shall have the right to terminate Dr. Hruby's employment upon one (1) year written notice with such termination being treated as a termination for cause. If Dr. Hruby is terminated due to a change of control (as such term is defined in the employment agreement), SIGA shall pay Dr. Hruby a change in control amount (as such term is defined in the employment agreement) plus his accrued and unpaid base salary, and, upon the first event constituting a change of control, all stock options and other stock-based grants to Dr. Hruby shall immediately and irrevocably vest and become exercisable upon the date of such event.

      John L. Odden, Vice-President - Business Development, is employed by SIGA under an employment agreement dated July 29, 2004 and which became effective on August 23, 2004. The initial term of the employment agreement expires on July 29, 2007. The employment agreement will, however, automatically renew for an additional one (1) year following the end of the initial term unless either Mr. Odden or SIGA provides at least three (3) months advance notice of his/its desire not to renew. Mr. Odden receives an annual base salary of $230,000. In addition, upon achieving certain milestones, Mr. Odden may receive bonus payments. Mr. Odden was granted an Incentive Stock Option to purchase 200,000 shares at an exercise price of $1.40 per share, which options shall vest with respect to the first 50,000 shares, on July 29, 2004 and thereafter in 50,000 share increments on July 29, 2005, 2006 and 2007. In addition upon the formation of each strategic relationship (as defined in the employment agreement), resulting substantially from Mr. Odden's efforts, Mr. Odden may be granted an option to purchase additional shares of common stock at the discretion of the Board of Directors and not to exceed 25,000 shares. SIGA may terminate the employment agreement for cause (as such term is defined in the employment agreement), or otherwise, provided that upon any termination without cause, SIGA will be obligated to continue to pay Mr. Odden's base salary and all other amounts due under the employment agreement for a period of six (6) months following the date of termination or the remainder of the current term (be it the initial term or the renewal term, if applicable), whichever period is shorter. If within 90 days prior to or 12 months after a change of control (as such term is defined in the employment agreement) of SIGA either Mr. Odden's employment is terminated or Mr. Odden is no longer Vice President - Business Development of the surviving organization and elects to terminate his employment as a result of the change of control, Mr. Odden will receive the base salary due and payable through such date of termination and, on the date that corporate action approving an event that constitutes a change of control, all stock options and other stock-based grants to Mr. Odden shall immediately and irrevocably vest and become exercisable as of that date.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following tables set forth certain information regarding the beneficial ownership of SIGA's voting securities as of March 31, 2005 of (i) each person known to SIGA to beneficially own more than 5% of the applicable class of voting securities, (ii) each director and director nominee of SIGA,
(iii) each Named Officer and (iv) all directors and executive officers of SIGA as a group. As of March 31, 2005, a total of 24,500,648 shares of Common Stock and a total of 68,038 shares of Series A Preferred Stock were outstanding. Each share of Common Stock and Series A Preferred Stock is entitled to one vote on matters on which holders of Common Stock are eligible to vote. The column entitled "Percentage of Total Voting Stock Outstanding" shows the percentage of total voting stock beneficially owned by each listed party.

      The number of shares beneficially owned is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 31, 2005, through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.

                            Ownership of Common Stock

      The following tables set forth certain information regarding the beneficial ownership of SIGA's voting securities as of March 31, 2005 of (i) each person known to SIGA to beneficially own more than 5% of the applicable class of voting securities, (ii) each director and director nominee of SIGA,
(iii) each Named Officer, and (iv) all directors and officers of SIGA as a group. As of March 31, 2005, a total of 24,500,648 shares of common stock and a total of 68,038 shares of Series A preferred stock were outstanding. Each share of common stock and Series A preferred stock is entitled to one vote on matters on which common stockholders are eligible to vote. The column entitled "Percentage of Total Voting Stock" shows the percentage of total voting stock beneficially owned by each listed party.

                                                             Percentage of     Percentage of
Name and Address of                  Amount of Beneficial     Common Stock     Total Voting
Beneficial Owner (1)                     Ownership (2)        Outstanding    Stock Outstanding
--------------------                 --------------------    -------------  -------------------
Beneficial Holders

MacAndrews & Forbes Inc. (3)
35 East 62nd Street
New York, NY 10021 ................        5,036,458(4)          19.2%            19.2%

TransTech Pharma, Inc. ............        5,208,333(5)          19.9%            19.8%

Officers and Directors

Donald G. Drapkin (6)
35 East 62nd Street
New York, NY 10021 ................        1,798,326(7)           6.9%             6.9%

James J. Antal
30952 Steeplechase Dr.
San Juan Capistrano, CA
       94704 ......................           36,154(8)             *                *

Judy S. Slotkin (21)
888 Park Avenue
NY, NY 10021 ......................           25,000(9)             *                *

Thomas E. Constance
1177 Avenue of the Americas,
New York, NY 10036 ................          253,467(10)            *                *

Bernard L. Kasten Jr., M.D.(11) ...        1,129,027(12)          4.5%             4.5%

                                                                         Percentage of     Percentage of
Name and Address of                              Amount of Beneficial     Common Stock     Total Voting
Beneficial Owner (1)                                 Ownership (2)        Outstanding    Stock Outstanding
--------------------                             --------------------    -------------  -------------------
Adnan M. Mjalli, Ph.D
4170 Mendenhall Oaks Parkway, Suite 110
High Point, NC 27265 ....................               25,000(13)               *               --

Mehmet C. Oz, M.D
177 Fort Washington Ave
New York, NY 10032 ......................              125,000(14)               *                *

Eric A. Rose, M.D. (15)
122 East 78th Street
New York, NY 10021 ......................              790,090(16)             3.3%             3.3%

Paul G. Savas
35 East 62nd Street
New York, NY 10021 ......................               51,222(17)               *                *

Michael A. Weiner, M.D
161 Fort Washington Ave.
New York, NY 10032 ......................              125,000(14)               *                *

John R. Odden (18) ......................              105,240(19)               *                *

Thomas N. Konatich ......................              501,250(20)             2.0%             2.0%

Dennis E. Hruby, Ph.D ...................              400,000(20)             1.6%             1.6%

All Executive Officers and Directors as a
group (thirteen persons) ................            5,352,276(22)            18.4%            18.4%

---------------
*     Less than 1%

(1) Unless otherwise indicated the address of each beneficial owner identified is 420 Lexington Avenue, Suite 408, New York, NY 10170.

(2) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) MacAndrews & Forbes Inc. is a direct wholly-owned subsidiary of MacAndrews & Forbes Holdings Inc., a holding company whose sole stockholder is Ronald
      O. Perelman.

(4) Includes 1,678,820 shares of common stock issuable upon exercise of warrants.

(5) Includes 1,736,111 shares of common stock issuable upon exercise of warrants.

(6) Mr. Drapkin is a director and Vice Chairman of MacAndrews & Forbes Holdings Inc. and MacAndrews & Forbes Inc. and a director of TransTech Pharma.

(7) Includes 1,125,000 shares of common stock issuable upon exercise of options, shares of common stock underlying a warrant to purchase up to 347,826 shares of common stock and shares of common stock underlying a warrant to purchase up to 30,500 shares of common stock (the "Drapkin September 2001 Investor Warrant"). However, the Drapkin September 2001 Investor Warrant provides that, with certain limited exceptions, such warrant is not exercisable if, as a result of such exercise, the number of shares of common stock beneficially owned by Mr. Drapkin and his affiliates (other than shares of common stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Drapkin September 2001 Investor Warrant) would exceed 9.99% of the outstanding shares of common stock. Does not include shares of common stock that Mr. Drapkin, as a director and Vice Chairman of Mafco Holdings Inc. and MacAndrews & Forbes or as director of TransTech Pharma, may be deemed to beneficially own and as to which Mr. Drapkin disclaims beneficial ownership.

(8)   Includes 25,000 shares of common stock issuable upon exercise of options.

(9)   Includes 25,000 shares of common stock issuable upon exercise of options.

(10) Includes 12,200 shares issuable upon exercise of warrants and 225,000 shares of common stock issuable upon exercise of options.

(11) Dr. Kasten became our Chief Executive Officer in the third quarter of 2004.

(12) Includes 1,350 shares of common stock issuable upon exercise of warrants and 766,667 shares of common stock issuable upon exercise of options.

(13) Includes 25,000 shares of common stock issuable upon exercise of options. Does not include shares of common stock that Dr. Mjalli, as a director of TransTech Pharma, may be deemed to beneficially own and as to which Dr. Mjalli disclaims beneficial ownership.

(14) Includes 12,500 shares issuable upon exercise of warrants and 100,000 shares issuable upon exercise of options.

(15)  Dr. Rose is a director of TransTech Pharma.

(16) Includes 88,610 shares of common stock issuable upon exercise of warrants and 600,000 shares of common stock issuable upon exercise of options. Does not include shares of common stock that Dr. Rose, as a director of TransTech Pharma, may be deemed to beneficially own and as to which Dr. Rose disclaims beneficial ownership.

(17) Includes 8,681 shares of common stock issuable upon exercise of warrants and 25,000 shares issuable upon exercise of options.

(18) Mr. Odden became our Vice President - Business Development in the third quarter of 2004.

(19)  Includes 50,000 shares of common stock issuable upon exercise of Options.

(20) Neither of Messrs. Konatich and Hruby own shares of common stock. All shares listed as beneficially owned by each of Messrs. Konatich and Hruby are shares issuable upon exercise of stock options.

(21) Does not include 34,722 shares of common stock owned by Ms. Slotkin's spouse to which she disclaims beneficial ownership.

(22)  See footnotes (6)-(21).

                      Ownership of Series A Preferred Stock


Name and Address of                                                        Percentage of Series A Preferred
Beneficial Owner (1)                  Amount of Beneficial Ownership              Shares Outstanding(2)
------------------------------      -----------------------------------   ------------------------------------
Frank J. and Mary Ann Loccisano                   68,038                                  100%

-----------
(1) Unless otherwise indicated the address of each beneficial owner identified is 420 Lexington Avenue, Suite 408, New York, NY 10170.

(2) Percentage of beneficial ownership of Series A Preferred Stock is calculated based on the assumption that there were 68,038 shares of Series A Preferred Stock outstanding on March 31, 2005.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Thomas E. Constance, a director of SIGA, is Chairman of Kramer Levin Naftalis & Frankel LLP, a law firm in New York City, which SIGA has retained to provide legal services.

      Adnan M. Mjalli, a director of SIGA, is also President and Chief Executive Officer of TransTech Pharma.

                                 PROPOSAL NO. 2

                         RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee of the Board of Directors has appointed the firm of PricewaterhouseCoopers LLP as SIGA's independent registered public accounting firm to audit the financial statements of SIGA for the fiscal year ending December 31, 2005, and recommends that stockholders vote for ratification of this appointment. PricewaterhouseCoopers LLP has audited SIGA's financial statements since January 1997. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. The affirmative vote of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

      If the stockholders fail to ratify the selection, the Audit Committee will reconsider its selection of auditors. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if it determines that such change would be in the best interests of SIGA and its stockholders.

Audit Fees

      PricewaterhouseCoopers LLP billed SIGA $213,300 in the aggregate, for professional services rendered by them for the audit of SIGA's annual financial statements for the fiscal year ended December 31, 2004, reviews of the interim financial statements included in SIGA's Forms 10-QSB filed during the year ended December 31, 2004 and consents and reviews of various documents filed with the SEC during the year ended December 31, 2004.

      PricewaterhouseCoopers LLP billed SIGA $203,150 in the aggregate, for professional services rendered by them for the audit of SIGA's annual financial statements for the fiscal year ended December 31, 2003, and the reviews of the interim financial statements included in SIGA's Forms 10-QSB filed during the year ended December 31, 2003.

Audit Related Fees

      PricewaterhouseCoopers LLP billed SIGA $62,700 in the aggregate for audit and related services rendered with regard to its acquisition of substantially all the assets of Plexus Vaccine Inc. during the fiscal year ended December 31, 2003.

      There were no Audit Related Fees in 2004.

Tax Fees

      PricewaterhouseCoopers LLP did not render any professional services for tax compliance, tax advice or tax planning during either of the fiscal years ended December 31, 2004 or December 31, 2003.

All Other Fees

      PricewaterhouseCoopers LLP did not provide any products or render any professional services (other than those covered above under "Audit Fees," "Audited Related Fees," and "Tax Fees") during either of the fiscal years ended December 31, 2004 or December 31, 2003.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

      The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services.

      SIGA did not make use in fiscal year 2004 of the rule that waives pre-approval requirements for non-audit services in certain cases if the fees for these services constitute less than 5% of the total fees paid to the auditor during the year.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION (ITEM 2 OF THE ENCLOSED PROXY CARD) OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS SIGA'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

                                 PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO THE PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 10,000,000 SHARES TO 11,000,000 SHARES

      The SIGA Technologies, Inc. 1996 Incentive and Non-Qualified Stock Option Plan was initially adopted in 1996 and was subsequently amended in 1998, 1999, 2000 and 2004 to increase the number of shares of Company Stock with respect to which awards may be granted thereunder.

      An aggregate of 10,000,000 shares of Common Stock have been reserved for issuance under the Plan. As of December 31, 2004, options to purchase an aggregate of 9,762,061 shares of Common Stock had been issued under the Plan. As of December 31, 2004, 22,898 shares remained available for issuance under the Plan.

      In April 2005, the Board of Directors approved an amendment to the Plan to increase the maximum number of shares of Common Stock available for issuance thereunder from 10,000,000 shares to 11,000,000 shares. Such amendment shall become effective upon approval of this Proposal No. 3 by SIGA's stockholders.

      The Board of Directors believes that increasing the maximum number of shares of Common Stock available for issuance under the Plan from 10,000,000 shares to 11,000,000 is in the best interests of SIGA and its stockholders. The proposed amendment to the Plan reflects the Board of Directors' determination that ensuring the continued availability of a sufficient number of options available for grant under the Plan is important to SIGA's ongoing and continuing efforts to attract and retain key senior management personnel and to increase the interest of executive officers of SIGA in the success of SIGA's business.

      The following summary is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Appendix A.

Description of the Plan

      The purposes of the Plan are to attract and retain the best available personnel, to provide an additional incentive to SIGA's employees, consultants and non-employee directors and to promote the success of SIGA's business.

      The Plan provides that it is to be administered by a committee appointed by the Board of Directors, comprised of "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and "outside directors" within the meaning of Section 162(m) of the Code. The Board of Directors has appointed the Compensation Committee to administer the Plan. However, with respect to the non-employee members of the Board of Directors and any individuals that are not reasonably expected to be "covered employees" under
Section 162(m) of the Code or in any other situation that the Board of Directors elects, the entire Board of Directors may act as the Compensation Committee. The Compensation Committee designates the persons to receive options, the number of shares subject to each option and the terms of the options, including the option's price and period of exercisability, subject to certain limitations and as permitted by the Plan.

      The maximum number of shares of Common Stock currently available for issuance under the Plan is 10,000,000 shares, subject to adjustment in the event of stock splits, stock dividends, mergers, consolidations and the like. Shares of Common Stock subject to options granted under the Plan that expire or terminate are available for options to be issued under the Plan.

      Eligibility

      Options may be granted to (i) officers and salaried employees of SIGA and its subsidiaries (including salaried employees who are also directors and prospective salaried employees conditioned on their becoming salaried employees), (ii) members of the Board of Directors, (iii) such consultants to SIGA as the Compensation Committee shall select in its sole discretion and (iv) any other key persons, as determined by the Compensation Committee in its sole discretion. For this purpose, an employee means an individual who is (or is expected to be) classified as an employee of SIGA for purposes of SIGA's payroll. The granting of Options is discretionary, and SIGA cannot determine the number or type of Options that will be granted in the future to any particular person or group. The Plan provides that non-employee directors may be granted options in the discretion of the Board of Directors.

      Options

      The Plan provides for the grant of (i) stock options not intended to qualify as incentive stock options within the meaning of Section 422 of the Code ("NQSOs") and (ii) stock options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code ("ISOs" and together with NQSOs, the "Options"). Each Option shall be evidenced by an "Option Agreement" containing such terms and conditions as the Compensation Committee shall determine.

      Non-Qualified Stock Options. The exercise price-per-share of each NQSO shall be determined by the Compensation Committee on the date of grant, but shall not be less than that required by law. Each Option Agreement shall set forth the vesting schedule for the Option. Unless the Option Agreement provides for pre-vesting exercise, as described below, an NQSO first shall become exercisable when, and to the extent that, it is vested, and shall remain exercisable until the tenth anniversary of the date the NQSO was granted. The exercise price shall be paid in cash or, unless provided otherwise in the applicable Option Agreement, in shares of Common Stock valued at their fair market value on the date of exercise or by means of a cashless exercise in which some or all of the shares to be granted upon the exercise are sold to provide the exercise price, or, at the discretion of the Compensation Committee, by such other provision as the Compensation Committee may from time to time prescribe. In addition, SIGA, in its sole discretion, may lend, with full recourse, the exercise price to the participant or guarantee a loan from a third party to the participant.

      The following treatment applies to NQSOs in the event of a participant's termination of employment, unless the Option Agreement provides otherwise: To the extent that the option was not exercisable at the time of termination, it shall expire at the close of business (the commencement of business in the case of a termination for Cause, as defined in the Plan) on the date of termination. To the extent that the option was exercisable at the time of termination, it shall expire on the earlier of the expiration of its term and (i) 90 days after the termination of employment, if the termination was any reason other than "Cause," "Disability" (as defined in the Plan) or death and (ii) one year after the termination of employment if the termination was by reason of Disability or death. In the case of a termination of employment for Cause, the option shall expire as of the commencement of business of the effective date of the termination.

      Incentive Stock Options. Generally, ISOs are options that may provide a participant with certain federal income tax benefits that are not available with NQSOs, provided that the participant holds the shares acquired upon exercise of the ISO for at least two years after the date the ISO is granted and at least one year after the exercise date. The rules for ISOs under the Plan are the same as with respect to NQSOs, except as follows:

                  1. ISOs may only be granted to employees.

                  2. The exercise price-per-share of each ISO must be at least the fair market value of a share of Common Stock on the date on which such ISO is granted.

                  3. An ISO granted to any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of SIGA is subject to the following additional limitations: (i) the exercise price-per-share of the ISO must be at least 110% of the fair market value of a share of Common Stock at the time any such ISO is granted and
                  (ii) the ISO cannot be exercisable after the expiration of five years from the grant date.

                  4. The aggregate fair market value (determined on the grant date) of shares of Common Stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year under the Plan or any other plan of SIGA or its subsidiaries may not exceed $100,000.

      Reload Options. The Plan provides that in certain circumstances, the Compensation Committee may include in an Option Agreement evidencing an option (the "Original Option") a provision that a "reload option" shall be granted to the participant if such participant delivers shares of Common Stock in partial or full payment of the exercise price of the Original Option. The reload option will relate to a number of shares of Common Stock equal to the number of shares of Common Stock delivered, and will have an exercise price-per-share equal to the fair market value of a share of Common Stock on the date of the exercise of the Original Option.

      Pre-Vesting Exercise. The Plan provides that the Compensation Committee, in an Option Agreement, may permit a participant to exercise an ISO or NQSO before it is vested. The shares of Common Stock that the participant receives upon such pre-vesting exercise will be subject to certain restrictions. The participant may not transfer the shares until they vest and if the participant's employment with SIGA terminates for any reason, any unvested shares will be forfeited and SIGA will repay the exercise price to the participant.

      Transferability of Options

      Options granted under the Plan are exercisable during the participant's lifetime only by the participant and are not transferable by the participant, other than by will or the laws of descent and distribution.

      Forfeiture of Gain in Certain Events

      The Plan provides that if, within one year after a participant exercises an Option, the Compensation Committee determines in its discretion that SIGA has been materially harmed by the participant, whether such harm (a) results in the participant's termination of employment for Cause or (b) results from any activity of the participant determined by the Compensation Committee to be in competition with any activity of SIGA, or otherwise inimical, contrary or harmful to SIGA's interests (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against SIGA's interests), then any gain realized by the participant from the exercise shall be paid by the participant to SIGA upon notice from SIGA. Such gain shall be determined as of the date of exercise, without regard to any subsequent change in the Fair Market Value of a share of Company Stock. SIGA shall have the right to offset such gain against any amounts otherwise owed to the participant by SIGA (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

      Certain Corporate Changes

      The Plan provides for an adjustment in the number of shares of Common Stock available to be issued under the Plan and the number of shares of Common Stock subject to existing options upon any change in SIGA's capitalization, stock dividend or split, reverse stock split, merger, consolidation, combination or exchange of shares and certain other similar events.

      Amendment and Termination

      The Board of Directors may suspend, discontinue, revise or amend the Plan at any time and in any respect, subject to stockholder approval to the extent necessary to comply with applicable law and listing requirements. Generally, no amendment to the Plan may reduce a participant's rights under any previously granted Option without the participant's prior written consent.

      Limitations Imposed by Section 162(m)

      If and to the extent that the Compensation Committee determines that SIGA's federal tax deduction in respect of an Option may be limited as a result of Section 162(m) of the Code, the Compensation Committee may delay payments to the participant with respect to the option and, in exchange, the Compensation Committee shall credit to an account on the books and records of SIGA a cash amount equal to the fair market value of the shares of Common Stock subject to such option (a "Book Account"). The amounts credited to the Book Account will be paid to the participant within thirty days after the date the compensation paid to the participant no longer is subject to the deduction limitation under
Section 162(m) of the Code.

      Summary of Federal Tax Consequences

      The following description of the principal federal income tax consequences of Options under the Plan is based on present federal tax laws. Federal tax laws may change from time to time and any legislation that may be enacted in the future by the United States Congress may significantly affect the federal income tax consequences described below. No representation is or can be made regarding whether any such legislation will or may be enacted and/or the impact of any such legislation. The description below does not purport to be a complete description of the tax consequences associated with Options under the Plan applicable to any particular award recipient. Differences in each individual's financial situation may cause federal, state and local tax consequences of awards to vary.

      Non-Qualified Stock Options. In general, an optionee will not be deemed to receive any income at the time an NQSO is granted, nor will SIGA be entitled to a federal tax deduction at that time.

      When an optionee exercises an NQSO, other than a pre-vesting exercise, the optionee will recognize ordinary compensation income equal to the excess of (a) the fair market value on the exercise date of the Common Stock received as a result of such exercise over (b) the option exercise price, and SIGA will be entitled to a tax deduction in that amount. The shares acquired by the optionee upon exercise of the NQSO will have a tax basis equal to the fair market value of the shares on the exercise date. Upon any subsequent sale of the Common Stock received on exercise of the NQSO, the optionee will recognize a capital gain (or loss) in an amount equal to the difference between the amount realized on the sale and such tax basis. Any such gain (or loss) will be characterized as long-term capital gain (or loss) if the shares have been held for more than one year; otherwise, the gain (or loss) will be characterized as a short-term capital gain (or loss). An optionee's holding period for federal income tax purposes for such shares will commence on the date following the date of exercise. Short-term capital gain is subject to tax at the same rate as is ordinary income. Under current law, the rate at which net long-term capital gain will be taxed will vary depending on how long the optionee held the Shares after exercising the option. The Code currently provides that, in general, the net long-term capital gain resulting from the sale of shares held for more than 12 months is subject to tax at a maximum rate of 15% (5% for individuals in the 10% or 15% tax bracket). The Code currently provides that the tax rate on net long-term capital gain will change in future years: The 15% rate will increase to 20% in 2009 and the 5% rate will decrease to 0% in 2008 and then increase to 10% in 2009.

      If all or any part of the exercise price of an NQSO is paid by the optionee with shares of Common Stock (including, based upon proposed regulations under the Code, shares previously acquired upon exercise of an ISO), no gain or loss will be recognized by the optionee on the shares surrendered in payment. The number of shares received on such exercise of the NQSO equal to the number of shares surrendered will have the same tax basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss and the applicable tax rates, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraph as though issued upon the exercise of the NQSO for an exercise price equal to the consideration, if any, paid by the optionee in cash. The optionee's compensation taxable as ordinary income upon such exercise, and SIGA's deduction, will not be affected by whether the exercise price is paid in cash or in shares of Common Stock.

      Pre-Vesting Exercise of an NQSO. If an optionee exercises an NQSO before it is vested, the optionee will not recognize any income and SIGA will not receive a tax deduction until such time as the shares are no longer subject to a substantial risk of forfeiture or restrictions on transferability (unless, as described below, the recipient elects otherwise under Section 83(b) of the Code within 30 days of the date of exercise). Upon lapse or release of such restrictions (i.e., when the shares vest), the optionee generally will include in gross income an amount equal to the fair market value of the shares at the time they vested, less the exercise price paid for them, and SIGA will be entitled to a tax deduction in the same amount. The optionee's tax basis in the shares will equal their fair market value on the date the shares vested. Any gain or loss upon a subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for more than one year and otherwise will be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares, as described above.

      Pursuant to Section 83(b) of the Code, an optionee who exercises an option before it is vested may, within 30 days of exercise, elect to be taxed at ordinary income tax rates on the fair market value at the time of exercise of the Common Stock acquired through the pre-vesting exercise. If the election is made, the optionee will acquire a tax basis in the shares equal to the ordinary income recognized by the optionee at the time of award plus any amount paid for the shares, and SIGA will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the optionee. No income will be recognized upon lapse or release of the restrictions. Any gain or loss upon a subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for more than one year and otherwise will be short-term capital gain or loss. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares. In the event of a forfeiture of the shares with respect to which an optionee previously made a Section 83(b) election, the optionee will not be entitled to a loss deduction, unless the amount the optionee received upon forfeiture was less than the exercise price the optionee previously paid for such stock.

      Incentive Stock Options. In general, an optionee will not be deemed to receive any income at the time an ISO is granted or exercised if the optionee does not dispose of the shares acquired on exercise of the ISO within two years after the grant of the ISO and one year after the exercise of the ISO (discussed more fully in the next paragraph). In such a case, the gain (if any) on a subsequent sale (the excess of the amount received over the exercise price) or loss (if any) on a subsequent sale (the excess of the exercise price over the amount received) will be a long-term capital gain or loss and will be subject to tax based on the holding period of the shares, as described in the discussion of NQSOs above. However, for purposes of computing the "alternative minimum tax" applicable to an optionee, the optionee will include in the optionee's alternative minimum taxable income the amount the optionee would have included in income if the ISO were an NQSO. Such amount may be subject to an alternative minimum tax of 26% or 28%. Similarly, for purposes of making alternative minimum tax calculations, the optionee's basis in the stock received on the exercise of an ISO will be determined as if the ISO were an NQSO.

      If an optionee sells the shares acquired on exercise of an ISO within two years after the date of grant of the ISO or within one year after the exercise of the ISO, the disposition is a "disqualifying disposition," and the optionee will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price will be treated as compensation to the optionee, taxable as ordinary income, and the balance (if any) will be long- or short- term capital gain depending on whether the shares were sold more than one year after the ISO was exercised. If the shares were acquired through a pre-vesting exercise of the ISO, the portion of the income that is treated as compensation to the optionee, taxable as ordinary income, is the excess of the fair market value of the shares at the time they vested over the exercise price and the balance (if any) will be long- or short-term capital gain. The federal tax rate applicable to any long-term capital gain will depend upon the holding period of the shares, as described above. If the optionee sells the shares in a disqualifying disposition at a price that is below the exercise price, the loss will be a short-term capital loss if the optionee has held the shares for one year or less and otherwise will be a long-term capital loss.

      If an optionee uses shares acquired upon the exercise of an ISO to exercise an ISO, and the sale of the shares so surrendered for cash on the date of surrender would be a disqualifying disposition of such shares, the use of such shares also would constitute a disqualifying disposition. In such case, proposed regulations under the Code appear to provide that the tax consequences described above with respect to disqualifying dispositions would apply, except that no capital gain would be recognized with respect to such disqualifying disposition. In addition, the basis of the surrendered shares would be allocated to the shares acquired upon exercise of the ISO, and the holding period of the shares so acquired would be determined, in a manner prescribed in proposed regulations under the Code.

      SIGA is not entitled to a deduction as a result of the grant or exercise of an ISO. If the optionee has compensation taxable as ordinary income as a result of a disqualifying disposition, SIGA will be entitled to a deduction in an amount equal to the compensation income resulting from the disqualifying disposition in the taxable year of SIGA in which the disqualifying disposition occurs.

      Deduction Limit under Section 162(m) of the Code. In general, Section 162(m) of the Code (the "Million-Dollar Limit") provides that, subject to certain exceptions, remuneration in excess of $1 million that is paid to certain "covered employees" of a publicly held corporation (generally, the corporation's Chief Executive Officer and its four most highly compensated employees other than the Chief Executive Officer) will not be deductible by the corporation. Grants of options generally will be eligible for an exception to the Million-Dollar Limit applicable to certain qualified "performance-based compensation." In addition, the Plan permits the Compensation Committee to defer payments to covered employees until such individuals are no longer covered employees with respect to the

Section 162(m) limitations. Consequently, it would appear that SIGA's deduction for such amounts would be preserved.

      Withholding of Taxes. Whenever a participant is required to recognize compensation income taxable as ordinary income in connection with an Option, SIGA may be obligated to withhold amounts for the payment of federal, state and local taxes. SIGA may withhold (i) an amount in cash sufficient to satisfy its withholding obligations (when the income is recognized through the receipt of cash) or (ii) a number of shares, the fair market value of which is sufficient to satisfy such withholding requirements. Additionally, SIGA may require that the participant remit to SIGA an amount in cash sufficient to satisfy SIGA's withholding obligations. At the election of the participant and subject to the approval of the Compensation Committee, the participant may satisfy any such withholding obligations by remitting to SIGA shares of Common Stock with a fair market value sufficient to satisfy the withholding obligations.

      Other Tax Matters. Tax consequences different from or in addition to those described above may result in the event of an exercise of an option after the termination of a participant's employment by reason of death. In addition, various state laws may provide for tax consequences that vary significantly from those described above.

--------------------------------------------------------------------------------------------
                                  New Plan Benefits (1)
--------------------------------------------------------------------------------------------
Name and Position                 Additional Stock Options Granted      Dollar Value ($)
-----------------                 --------------------------------      ----------------
----------------------------------------------------------------------- --------------------
Non-Executive Director Group      90,000 (2)                            105,300 (3)
----------------------------------------------------------------------- --------------------

(1) All other future benefits under the Plan will be made at the discretion of SIGA's Compensation Committee and, accordingly, are not determinable at this time.

(2) The option grants reflected in the table above will be made in accordance with SIGA's previously disclosed Director Compensation Program.

(3)   Current market price on the April 25, 2005.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL (ITEM 3 OF THE ENCLOSED PROXY CARD) OF THE AMENDMENT TO THE PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 10,000,000
                          SHARES TO 11,000,000 SHARES.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals to be presented at the 2006 Annual Meeting of Stockholders, for inclusion in SIGA's proxy statement and form of proxy relating to that meeting, must be received by SIGA at its offices in New York, New York, addressed to the Secretary, not later than January 2, 2006. Such proposals must comply with SIGA's By-Laws and the requirements of Regulation 14A of the Securities Exchange Act of 1934 (the "Exchange Act").

      In addition, Rule 14a-4 of the Exchange Act governs SIGA's use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to SIGA's 2006 Annual Meeting of Stockholders, if SIGA is not provided notice of a stockholder proposal prior to March 17, 2006, SIGA will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                              SECTION 16 BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires SIGA's officers and directors, and persons who own more than ten percent of a registered class of SIGA's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulation to furnish SIGA with copies of all Section 16(a) reports that they file.

      Based solely upon review of the copies of such reports furnished to SIGA and written representations from certain of SIGA's executive officers and directors that no other such reports were required, SIGA believes that during the fiscal year ended December 31, 2004, each of the following individuals failed to file on a timely basis one report relating to one transaction as required by Section 16 of the Exchange Act: Bernard L. Kasten Jr. M.D., Thomas
N. Konatich, Dennis E. Hruby, Ph.D., John R. Odden, James J. Antal, Judy S. Slotkin, Adnan M. Mjalli, Ph.D., and Paul G. Savas. All reports were subsequently filed.

           AVAILABILITY OF ANNUAL REPORT AND FORM 10-K TO STOCKHOLDERS

      SIGA's Annual Report to Stockholders for the year ended December 31, 2004 accompanies this proxy statement. SIGA will provide to any stockholder, upon written request and without charge, a copy of its most recent Report on Form 10-K, including the financial statements, as filed with the Securities and Exchange Commission. All requests for such reports should be directed to the Chief Financial Officer, 420 Lexington Avenue, Suite 408, New York, New York 10170, telephone number (212) 672-9100.

                                  OTHER MATTERS

      At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/ Thomas N. Konatich
                                   ---------------------------
                                   Thomas N. Konatich
                                   Secretary

Dated:  May 2, 2005

                             SIGA TECHNOLOGIES, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 26, 2005

      The undersigned hereby appoints Bernard L. Kasten and Thomas N. Konatich, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of SIGA Technologies, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of SIGA Technologies, Inc. to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th floor, New York, New York 10036, on Thursday, May 26, 2005 at 10:30 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL NO. 1, FOR THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF SIGA TECHNOLOGIES, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005, AND FOR THE APPROVAL OF THE AMENDMENT TO THE PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 10,000,000 SHARES TO 11,000,000 SHARES. AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES LISTED BELOW, "FOR" THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF SIGA TECHNOLOGIES, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005 AND "FOR" THE APPROVAL OF THE AMENDMENT TO THE PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE UNDER THE PLAN FROM 10,000,000 SHARES TO 11,000,000 SHARES.

PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: |X|

1.    To elect ten directors.

      |_|   FOR ALL NOMINEES

      |_|   WITHHOLD AUTHORITY FOR ALL NOMINEES

      |_|   FOR ALL EXCEPT (See instructions below)

      NOMINEES:   |_|   Donald G. Drapkin

                  |_|   Bernard L. Kasten Jr. M.D.

                  |_|   Thomas E. Constance

                  |_|   Adnan M. Mjalli, Ph.D.

                  |_|   Mehmet C. Oz, M.D.

                  |_|   Eric A. Rose, M.D.

                  |_|   Paul G. Savas

                  |_|   Michael A. Weiner, M.D.

                  |_|   Judy S. Slotkin

                  |_|   James J. Antal

      INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in circle next to each nominee you wish to withhold, as shown here: |X|

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SIGA Technologies, Inc. for the fiscal year ending December 31, 2005.

      |_|   FOR                     |_|   AGAINST                 |_|   ABSTAIN

3. To approve an amendment to the SIGA Technologies, Inc. Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan (the "Plan") to increase the maximum number of shares of Common Stock available for issuance under the Plan from 10,000,000 shares to 11,000,000 shares.

      |_|   FOR                     |_|   AGAINST                 |_|   ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

RECEIPT  OF  NOTICE  OF  THE  ANNUAL  MEETING  AND  PROXY  STATEMENT  IS  HEREBY
ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

------------------------------------------------------------------

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes
to   the  registered  name(s)  on the   account  may not  be submitted  via this
method. |_|


Signature of Stockholder: ______________________________________________________
Date: ________________


Signature of Stockholder: ______________________________________________________
Date: ________________

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHERE SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY-IN-FACT, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER, GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                                                      APPENDIX A

                             SIGA Technologies, Inc.

     Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan

The Plan

      The SIGA Technologies, Inc. 1996 Incentive and Non-Qualified Stock Option Plan (the "Plan") was initially adopted in 1996. The Plan subsequently was amended in 1998, 1999 and 2000 to increase the number of shares of Company Stock with respect to which awards may be granted under the Plan. The Plan was amended and restated in its entirety and renamed the SIGA Technologies, Inc. Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan on May 3, 2001, by the Board of Directors, subject to approval by the stockholders of the Company. The Plan is hereby further amended and restated, subject to stockholder approval. The terms of the Plan, as amended and restated, shall apply to all Options granted after the effective date set forth in Section 24 hereof. The purposes of the Plan are to attract and retain the best available personnel, to provide an additional incentive to the employees, consultants and non-employee directors of SIGA Technologies, Inc., a Delaware corporation (the "Company"), and to promote the success of the Company's business.

1.    Definitions

            As used in the Plan, the following definitions apply to the terms indicated below:

            (a) "Affiliate" shall mean an entity (whether or not incorporated), controlling, controlled by or under common control with the Company.

            (b) "Board of Directors" shall mean the Board of Directors of SIGA Technologies, Inc.

            (c) "Cause" shall have the meaning set forth in any employment agreement between the Participant and the Company in effect as of the date the event giving rise to cause occurred. In the absence of such an employment agreement provision, "Cause" shall mean: (a) the Participant's conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) conduct of the Participant related to the Participant's employment for which either criminal or civil penalties against the Participant or the Company may be sought; (c) material violation of the Company's policies, including, without limitation, those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; (d) serious neglect or misconduct in the performance of the Participant's duties for the Company or willful or repeated failure or refusal to perform such duties; or (e) any material violation by the Participant of the terms of any agreement between the Participant and the Company, including, without limitation, any employment or non-competition agreement. Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with a Participant or at law or in equity. Any determination of whether a Participant's employment is (or is deemed to have been) terminated for Cause shall be made by the Committee in its sole discretion, which determination shall be final and binding on all parties. If, subsequent to a Participant's termination of employment (whether voluntary or involuntary) without Cause, it is discovered that the Participant's employment could have been terminated for Cause, such Participant's employment shall be deemed to have been terminated for Cause. A Participant's termination of employment for Cause shall be effective as of the date of the occurrence of the event giving rise to Cause, regardless of when the determination of Cause is made.

            (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (e) "Committee" shall mean the Committee appointed by the Board of Directors to administer the Plan; provided, however, that the Committee shall at all times consist of two or more persons, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code. With respect to any matters relating to the grant of Options to non-employee members of the Board of Directors or to individuals who are not reasonably expected to be "covered employees" within the meaning of Section 162(m) of the Code at the time the Option is exercised, the Committee may be the entire Board of Directors.

            (f) "Company" shall mean SIGA Technologies, Inc. or any successor thereto. References to the Company also shall include the Company's Affiliates unless the context clearly indicates otherwise.

            (g) "Company Stock" shall mean the common stock of the Company, par value $0.000l per share.

            (h) "Disability" shall mean a disability described in Section 422(c)(6) of the Code. The existence of a Disability shall be determined by the Committee in its absolute discretion.

            (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            (j) "Fair Market Value" shall mean, with respect to a share of Company Stock on an applicable date:

            (i) If the principal market for the Company Stock (the "Market") is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Company Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; (ii) If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Company Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or, (iii) In the event that neither paragraph
                  (i) nor (ii) shall apply, the Fair Market Value of a share of Company Stock on any day shall be determined in good faith by the Committee in a manner consistently applied.

            (k) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code and that is identified as an Incentive Stock Option in the applicable Option Agreement.

            (l) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option

            (m) "Option" shall mean an option to purchase shares of Company Stock (whether an Incentive Stock Option or a Non-Qualified Stock Option) that is granted pursuant to the Plan.

            (n) "Option Agreement" shall mean an agreement, in such form and including such terms as the Committee in its sole discretion shall determine, evidencing an Option.

            (o) "Participant" shall mean an individual who is eligible to participate in the Plan pursuant to Section 5 hereof and to whom an Option is granted pursuant to the Plan, and, upon his or her death, the individual's successors, heirs, executors and administrators, as the case may be.

            (p) "Plan" shall mean this SIGA Technologies, Inc. Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan, as it may be amended from time to time. Prior to the effective date hereof, the Plan was referred to as the SIGA Technologies, Inc. 1996 Incentive and Non-Qualified Stock Option Plan and the SIGA Corporation 1996 Stock Option Plan.

            (q) "Reload Option" shall mean an Option granted to a Participant in accordance with Section 6 hereof upon the exercise of an Option.

            (r) References in this Plan to a "termination of employment" or to a Participant or employee who terminates employment or the like, mean the Participant's (i) ceasing to be employed by, or to provide consulting or other services for, the Company or any corporation (or any of its subsidiaries) which assumes the Participant's award in a transaction to which Section 424(a) of the Code applies or (ii) ceasing to be a member of the Board of Directors. For purposes of the foregoing, if a Participant (a) at the time of reference, is an employee, consultant or a member of the Board of Directors, or any two of the three relationships, or (b) ceases to be an employee, consultant or a member of the Board of Directors and immediately is engaged in another of such relationships with the Company, the Participant shall not be considered to have terminated employment until he ceases the last of such relationships with the Company.

2.    Stock Subject to the Plan

            (a)   Plan Limit

                  Subject to adjustment as provided in Section 9 hereof, the Committee may grant Options hereunder with respect to shares of Company Stock that in the aggregate do not exceed 7,500,000 shares. To the extent that any Options terminate, expire or are cancelled without having been exercised, the shares covered by such Options shall again be available for grant under the Plan. Shares of Company Stock issued under the Plan may be either newly issued shares or treasury shares, at the discretion of the Committee.

            (b)   Individual Limit

                  Subject to adjustment as provided in Section 9 hereof, during any calendar year, the Committee shall not grant any one Participant Options hereunder with respect to more than 4,900,000 shares of Company Stock, which limit shall include any shares represented by an Option granted within the same year that has been cancelled.

3. Administration of the Plan

      The Plan shall be administered by the Committee, provided, however, that in the absence of the appointment of the Committee or for any other reason determined by the Board of Directors, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee. The Committee shall from time to time designate the individuals who shall be granted Options and the amount and type of such Options.

      The Committee shall have fill authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Option issued under it, correct any defect or supply any omission or reconcile any inconsistency in the Plan and any Option Agreement, adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate, and delegate such administrative responsibilities as it deems appropriate, provided, however, that the Committee shall retain the responsibility to designate the Option recipients and the amount and type of such Options. Decisions of the Committee shall be final and binding on all parties. The Committee's determinations under the Plan may, but need not, be uniform and may be made on a Participant-by-Participant basis (whether or not two or more Participants are similarly situated).

      The Committee may, in its absolute discretion, without amending the Plan, accelerate the date on which any Option granted under the Plan becomes vested or otherwise adjust any of the terms of such Option (except that no such adjustment shall, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Option unless the Committee determines that such adjustment is necessary or appropriate to prevent such Option from constituting "applicable employee remuneration" within the meaning of
      Section 162(m) of the Code).

      Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment, and the impact, if any, of any such leave of absence on Options theretofore granted under the Plan shall be determined by the Committee in its absolute discretion, subject to applicable law.

      A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present, or acts unanimously approved in writing by the entire Committee without a meeting, shall be the acts of the Committee.

      No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

4.    Eligibility

      The persons who shall be eligible to receive Options pursuant to the Plan shall be (i) officers and salaried employees of the Company and its subsidiaries (including employees who are also directors and prospective salaried employees conditioned on their becoming salaried employees), (ii) members of the Board of Directors (whether or not they also are employees of the Company), (iii) such consultants to the Company and its subsidiaries as the Committee shall select in its discretion, and (iv) any other key persons, as determined by the Committee in its sole discretion, provided, however, that Incentive Stock Options only may be granted to employees of the Company. For purposes of the preceding sentence, an employee means an individual who is (or is expected to be) classified as an employee of the Company for purposes of the Company's payroll. A director shall not be considered an employee of the Company as a result of the Company's payment of a director's fee.

5. Options

      The Committee may grant Options pursuant to the Plan. Each Option shall be evidenced by an Option Agreement in such form and including such terms as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

      (a)   Identification of Options

            Each Option granted under the Plan shall be clearly identified in the applicable Option Agreement as either an Incentive Stock Option or as a Non-Qualified Stock Option. In the absence of such identification, an Option shall be deemed to be a Non-Qualified Stock Option.

      (b)   Exercise Price

            The exercise price-per-share of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine (which may be equal to, less than or greater than the then Fair Market Value of a share of Company Stock) on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the minimum price required by law. Subject to Paragraph (d) of this Section 6, the exercise price-per-share of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Incentive Stock Option is granted (except as permitted in connection with the assumption or issuance of Options in a transaction to which Section 424(a) of the Code applies) and, to the extent any compensation payable in respect of an Option is intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the exercise price-per-share of such Option shall be not less than 100% of the Fair Market Value of a share of Company Stock on the date on which such Option is granted.

      (c)   Term and Exercise of Options

            (1) Each Option shall be exercisable at such times and under such conditions as determined by the Committee and set forth in the applicable Option Agreement, including performance criteria with respect to the Company and/or the Participant. Except as provided in Section 7 hereof, an Option shall first be exercisable as of the date on which it vests, and shall remain exercisable until the expiration of ten (10) years from the date such Option was granted; provided, however, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

            (2) Each Option shall be exercisable in whole or in part. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the Option Agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(4) hereof.

            (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, at such time as the Committee reasonably may require. Such notice shall be accompanied by the Option Agreement evidencing the Option, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such Option Agreement shall be returned to him. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either:

                  (i) in cash, by certified check, bank cashier's check or wire transfer; or

                  (ii) unless provided otherwise in the applicable Option Agreement, in shares of Company Stock owned by the Participant (which, if acquired pursuant to the exercise of a stock option, were acquired at least six months prior to the option exercise date) and valued at their Fair Market Value on the effective date of such exercise, or partly in shares of Company Stock with the balance in cash, by certified check, bank cashier's check or wire transfer; or

                  (iii) unless provided otherwise in the applicable Option
                        Agreement, pursuant to procedures adopted by the Committee whereby the Participant, by a properly written notice, shall direct (A) an immediate market sale or margin loan respecting all or a part of the shares of Company Stock to which the Participant is entitled upon exercise pursuant to an extension of credit by the Company to the Participant of the exercise price (B) the delivery of the shares of Company Stock from the Company directly to the brokerage firm, and (C) the delivery of the exercise price from the sale or margin loan proceeds from the brokerage firm directly to the Company.

                  (iv) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe.

                  (v) In addition, the Company may, in its sole discretion and at the request of the Participant, (A) lend to the Participant, with full recourse, an amount equal to such portion of the payment for the shares of Company Stock pursuant to the Option as the Committee may determine; or (B) guarantee a loan obtained by the Participant from a third-party for the purpose of tendering such payment. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

            (4) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or his or her beneficiary (or permitted transferee), as the case may be, and delivered to the Participant or his or her beneficiary (or permitted transferee), as the case may be, as soon as practicable following the effective date on which the Option is exercised.

      (d)   Limitations on Grant of Incentive Stock Options

            (1) To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which Incentive Stock Options granted under this Plan and all other plans of the Company (and any plans of any "subsidiary corporation" or "parent corporation" of the Company within the meaning of Section 424 of the Code) are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under Section 422 of the Code, such options shall be treated as Non-Qualified Stock Options. In such an event, the determination of which Options shall remain Incentive Stock Options and which shall be treated as Non-Qualified Stock Options shall be based on the order in which such Options were granted, with the excess over the first $100,000 granted deemed to be Non-Qualified Stock Options. All other terms and provisions of such Options that are deemed to be Non-Qualified Stock Options shall remain~ unchanged. Upon the exercise of an Option that, pursuant to this Section 6(d)(1) is treated in part as an Incentive Stock Option and in part as a Non-Qualified Stock Option, the Company shall issue separate stock certificates evidencing the shares of Company Stock treated as acquired upon exercise of an Incentive Stock Option and the shares of Company Stock treated as acquired upon exercise of a Non-Qualified Stock Option and shall identify each such certificate accordingly in its stock transfer records.

            (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its "subsidiary corporations" or "parent corporations" (within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

      (e)   Grants of Reload Options

            If provided in the applicable Option Agreement, an additional option (the "Reload Option") shall be granted to any Participant who, pursuant to Section 6(c)(3)(ii), delivers shares of Company Stock in partial or full payment of the exercise price of an Option (the "Original Option"). The Reload Option shall be for a number of shares of Company Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Company Stock on the date of exercise of the Original Option, and shall have an expiration date no later than the expiration date of the Original Option. A Reload Option only may be granted if the exercise price-per-share of the Original Option is no less than the Fair Market Value of a share of Company Stock on its date of grant.

      (f)   Effect of Termination of Employment

            (1) Unless otherwise provided in an applicable Option Agreement, in the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death (i) Options granted to such Participant, to the extent that they were vested at the time of such termination, shall remain exercisable until the expiration of 90 days after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not vested at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

            (2) Unless otherwise provided in an applicable Option Agreement, in the event that the employment of a Participant with the Company shall terminate on account of the death or Disability of the Participant (i) Options granted to such Participant, to the extent that they were vested at the time of such termination, shall remain exercisable (pursuant to Section 16 hereof) until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not vested at the time of such termination, shall expire at the close of business on the date of such termination; provided. however, that no Option shall be exercisable after the expiration of its term.

            (3) Unless otherwise provided in an applicable Option Agreement, in the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the effective date of such termination (or deemed termination in accordance with Section 2(c)).

      (g) Other Option Grants.

            The Committee, in its discretion, may grant Options with terms different than those set forth herein to the extent such Options are in substitution for and have terms equivalent to options granted by another company that was merged into or acquired by the Company or an Affiliate or whose assets or substantially all of whose assets were acquired by the Company or an Affiliate.

6. Pre-Vesting Exercise

      (a)   Pre-Vesting Exercise

            The Committee, in an Option Agreement, may permit a Participant to exercise an Option prior to the date on which it vests; provided, however, the unvested portion of the Company Stock issuable upon exercise of such Option shall be subject to the nontransferability, forfeiture and repayment provisions of this Section 7 until such shares vest.

      (b)   Restrictions on Transferability

            Until a share of Company Stock vests, the Participant may not transfer or assign the Participant's rights to such share of Company Stock or to any cash payment related thereto. Until a share of Company Stock so vests, no attempt to transfer or assign such shares or the right to any cash payment related thereto, whether by transfer, pledge, hypothecation or otherwise and whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee or assignee with any interest or right in or with respect to such share of Company Stock or such cash payment, and the attempted transfer or assignment shall be of no force and effect.

            Each such certificate that is issued pursuant to this Section 7 shall bear the following legend, in addition to any legends or restrictions imposed pursuant to Section 12 hereof:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the SIGA Technologies, Inc. Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan and an Agreement entered into between the registered owner of such shares and SIGA Technologies, Inc. A copy of the Plan and Agreement is on file in the office of the Secretary of SIGA Technologies, Inc."

            Such legend shall not be removed from the certificates evidencing such exercised shares of Company Stock until such shares vest, at which time stock certificates shall be issued pursuant to Section 12 hereof free of such legend.

            Each such stock certificate, together with the stock powers relating to such shares of Company Stock, shall be deposited by the Company with a custodian designated by the Company (the "Certificate Custodian"). The Company may designate itself as Certificate Custodian hereunder. The Company shall cause such Certificate Custodian to issue to the Participant a receipt evidencing the certificates that are registered in the name of the Participant and are held by the Certificate Custodian.

      (c)   Dividends

            Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a Participant with respect to a share of Company Stock issued pursuant to this Section 7, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, will not vest until such share of Company Stock vests, and shall be promptly deposited with the Certificate Custodian designated pursuant to Section 7(b) hereof until such share vests, at which time such property shall be delivered to the Participant. Any such cash dividends, prior to the date the share vests, shall be merely an unfunded, unsecured promise of the Company to pay a sum of money to the Participant in the future.

      (d)   Forfeiture and Repayment

            Upon termination of a Participant's employment with the Company or an Affiliate for any reason (including death), all unvested shares of Company Stock exercised pursuant to any Option hereunder shall be immediately and irrevocably forfeited. In the event of any such forfeiture, the Certificate Custodian shall surrender to the Company as soon as practicable after the effective date of such forfeiture all certificates for such shares issued to Participant by the Company. As soon as practicable after such surrender, but in no event later than 30 days after such surrender, Participant shall be entitled to a payment by the Company in an amount, in cash equal to the aggregate of the exercise price-per-share paid for each exercised but unvested share of Company Stock so forfeited.

7.    Right of Recapture

      If at any time within one year after the date on which a Participant exercises an Option, the Committee determines in its discretion that the Company has been materially harmed by the Participant, whether such harm
      (a) results in the Participant's termination or deemed termination of employment for Cause or (b) results from any activity of the Participant determined by the Committee to be in competition with any activity of the Company, or otherwise inimical, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the Participant from such exercise shall be paid by the Participant to the Company upon notice from the Company. Such gain shall be determined as of the date of such exercise, without regard to any subsequent change in the Fair Market Value of a share of Company Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).

8.    Adjustment Upon Changes in Company Stock

      (a)   Shares Available for Grants

            Subject to any required action by the stockholders of the Company, in the event of any change in the number of shares of Company Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Company Stock with respect to which the Committee may grant Options under Section 3 hereof shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Company Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Company Stock with respect to which Options may be granted under Section 3 hereof as the Committee may deem appropriate. Any such adjustment pursuant to this Section 9(a) shall be made by the Committee, whose determination shall be final, binding and conclusive.

      (b) Outstanding Options -- Increase or Decrease in Issued Shares Without Consideration

            Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Company Stock resulting from a subdivision or consolidation of shares of Company Stock or the payment of a stock dividend (but only on the shares of Company Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Company Stock subject to each outstanding Option and the exercise price-per-share of Company Stock of each such Option. Any such adjustment pursuant to this Section 9(b) shall be made by the Committee, whose determination shall be final, binding and conclusive.

      (c)   Outstanding Options -- Certain Mergers

            Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Company Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Company Stock subject to such Option would have received in such merger or consolidation.

      (d)   Outstanding Options -- Certain Other Transactions

            In the event of (1) a dissolution or liquidation of the Company, (2) a sale of all or substantially all of the Company's assets, (3) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (4) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Company Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                  (i) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then vested), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Company Stock subject to such Option equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Company Stock as a result of such event over (B) the exercise price of such Option; or

                  (ii) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then vested) for an option on some or all of the property which a holder of the number of shares of Company Stock subject to such Option would have received in such transaction or on shares of the acquiror or surviving corporation and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the Option, or the number of shares or amount of property subject to the Option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

      (e)   Outstanding Options -- Other Changes

            In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 9(b), (c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per-share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each Option outstanding immediately prior to such event (whether or not then vested), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Company Stock subject to such Option, equal to the excess of (A) the Fair Market Value of Company Stock on the date of such cancellation over (B) the exercise price of such Option.

      (f)   Effect of Loss of Affiliate Status

            If an entity ceases to be an Affiliate because the Company sells its interest in such entity to another party or parties, such event shall constitute a termination of employment from the Company and its Affiliates by Participants employed by such entity as of the date it ceases to be an Affiliate. The Committee may, but need not, adjust the provisions of the Plan related to the expiration of any Options not yet vested at termination of employment, as it considers appropriate in connection with the specific event resulting in loss of Affiliate status.

      (g)   No Other Rights

            Exceptas expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Company Stock subject to an Option or the exercise price of any Option.

9. Rights as a Stockholder

      No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Option granted pursuant to this Plan until the date that the Participant becomes the registered owner of such shares. Except as otherwise expressly provided in
      Section 9 hereof, no adjustment to any Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

10. No Special Employment Rights; No Right to Option

      Nothing contained in the Plan or any Option Agreement shall confer upon any Participant any right with respect to the continuation of his or her employment by or other relationship with the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Option. No person shall have any claim or right to receive an Option hereunder. The Committee's granting of an Option to a Participant at any time shall neither require the Committee to grant an Option to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

11.   Securities Matters

      (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended from time to time, of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable. The Company shall not permit any shares of Company Stock to be issued pursuant to the Plan unless such shares of Company Stock are fully paid and non-assessable, within the meaning of Section 152 of the Delaware General Corporation Law, except as otherwise permitted by Section 153(c) of the Delaware General Corporation Law.

      (b) The exercise of any Option granted hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Company Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Company Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain a refund of any amount paid with respect thereto.

12. Withholding Taxes

      (a)   Cash Remittance

            Whenever shares of Company Stock are to be issued upon the exercise of an Option, the Company shall have the right to require the Participant to remit to the Company, in cash, an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise prior to the delivery of any certificate or certificates for such shares.

      (b)   Stock Remittance

            At the election of the Participant, subject to the approval of the Committee, when shares of Company Stock are to be issued upon the exercise of an Option, in lieu of the remittance required by Section 13(a) hereof, the Participant may tender to the Company a number of shares of

            Company Stock, the Fair Market Value of which at the tender date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise and not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise.

      (c)   Stock Withholding

            The Company shall have the right, when shares of Company Stock are to be issued upon the exercise of an Option in lieu of requiring the remittance required by Section 13(a) hereof, to withhold a number of such shares, the Fair Market Value of which at the exercise date the Committee determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise and is not greater than the Participant's estimated total federal, state and local tax obligations associated with such exercise.

13. Amendment or Termination of the Plan

      The Board of Directors may, at any time, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that if and to the extent required under Section 422 of the Code (if and to the extent that the Board of Directors deems it appropriate to comply with
      Section 422) and if and to the extent required to treat some or all of the Options as "performance-based compensation" within the meaning of Section 162(m) of the Code (if and to the extent that the Board of Directors deems it appropriate to meet such requirements), no amendment shall be effective without the approval of the stockholders of the Company, that (i) except as provided in Section 9 hereof, increases the number of shares of Company Stock with respect to which Options may be issued under the Plan, (ii) modifies the class of individuals eligible to participate in the Plan or
      (iii) materially increases the benefits accruing to individuals pursuant to the Plan. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action under this Section 14 may, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Option except to the extent that the Board of Directors determines that such amendment is necessary or appropriate to prevent such Options from constituting "applicable employee remuneration" within the meaning of Section 162(m) of the Code.

14.   No Obligation to Exercise

      The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

15.   Transferability of Options

      (a) Except as otherwise provided in this Section 16, during the lifetime of a Participant each Option granted to a Participant shall be exercisable only by the Participant and no Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

      (b) Upon the death of a Participant, outstanding Options granted to such Participant that have not been transferred pursuant to Section 16(a) hereof may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Option, or the right to exercise any Option, shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer.

      (c) Any permissible transfer of an Option only shall be effective after the Committee shall have been furnished with an agreement by the transferee to comply with all the terms and conditions of the Option that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Option.

      (d) In the event that at any time any doubt exists as to the right of any person to exercise or receive a payment under an Option, the Committee shall be entitled, in its discretion, to delay such exercise or payment until it is satisfied that such right has been confirmed (which may, but need not be, by order of a court of competent jurisdiction), or to permit such exercise or make payment only upon receipt of a bond or similar indemnification (in such amount and in such form as is satisfactory to the Committee).

16.   Expenses and Receipts

      The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Option will be used for general corporate purposes.

17. Limitations Imposed by Section 162(m)

      Notwithstanding any other provision hereunder, if and to the extent that the Committee determines the Company's federal tax deduction in respect of an Option may be limited as a result of Section 162(m) of the Code, the Committee may delay the payment in respect of such Option until a date that is within 30 days after the date that compensation paid to the Participant no longer is subject to the deduction limitation under Section 162(m) of the Code. In the event that a Participant exercises an Option at a time when the Participant is a "covered employee," and the Committee determines to delay the payment in respect of any such Option, the Committee shall credit cash or, in the case of an amount payable in Company Stock, the Fair Market Value of the Company Stock, payable to the Participant to a book account. The Participant shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the Participant other than by will or laws of descent and distribution.

      The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

18.   Mitigation of Excise Tax

      If any payment or right accruing to a Participant under this Plan (without the application of this Section), either alone or together with other payments or rights accruing to the Participant from the Company or an affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), the Committee may in each particular instance determine to (i) reduce such payment or right to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code, or (ii) take such other actions, or make such other arrangements or payments with respect to any such payment or right as the Committee may determine in the circumstances. Any such determination shall be made by the Committee in the exercise of its sole discretion, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate as may be requested by the Committee in connection with the Committee's determination, including providing the Committee with such information concerning such Participant as the Committee may deem relevant to its determination.

19.   Participant Obligation to Notify

      In the event that the Participant (a) disposes of any shares of Company Stock acquired upon the exercise of an Incentive Stock Option (i) prior to the expiration of two years after the date such Incentive Stock Option was granted or prior to one year after the date the shares were acquired or
      (ii) under any other circumstances described in Section 422(a) of the Code or any successor provision, or (b) makes an election under Section 83(b) of the Code or any successor provision, with respect to Company Stock acquired pursuant to Section 7 hereof, the Participant shall notify the Company of such disposition or election within 10 days thereof


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

20.   Information to Participants

      To the extent required by applicable law, the Company shall provide to each Participant, during the period for which such Participant has one or more Options outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company. Except as otherwise noted in the foregoing sentence, the Company shall have no obligation or duty to affirmatively disclose to any Participant, and no Participant shall have any right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or otherwise in connection with, the exercise of an Option.

21.   Funding

      All benefits payable under this Plan shall be paid directly by the Company. The Company shall not be required to fund or otherwise segregate assets to be used for payment of benefits under this Plan.

22.   Failure to Comply

      In addition to the remedies of the Company elsewhere provided for herein, a failure by a Participant (or beneficiary or permitted transferee) to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant (or beneficiary or permitted transferee) evidencing an Option, unless such failure is remedied by such Participant (or beneficiary or permitted transferee) within 10 days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Option, in whole or in part, as the Committee, in its absolute discretion, may determine.

23.   Effective Date of Plan

      The Plan was initially adopted by the Board of Directors in 1996 and was approved by shareholders of the Company. The Plan was subsequently amended in 1998, 1999, 2000 and 2004 to increase the number of shares with respect to which Options may be granted under the Plan and each of the amendments was approved by the shareholders of the Company. An amendment and restatement to the Plan was approved by the Board of Directors, on May 3, 2001, subject to approval by the stockholders of the Company, and the Plan as further amended and restated was approved by the Board of Directors, as of June 29, 2001, subject to approval by the stockholders of the Company. Options that were not previously authorized by the stockholders of the Company under the provisions of the Plan as in effect prior to May 3, 2001 that have not yet been approved by the stockholders may be granted under the Plan at any time prior to the receipt of such stockholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option may be exercised prior to the receipt of such approval. If the amended and restated Plan is not so approved on or before May 3, 2002, then the May 3, 2001 and the June 29, 2001 amendments and restatements of the Plan and all Options granted pursuant to such amendments and restatements shall forthwith automatically terminate and be of no force or effect.

24.   Term of the Plan

      The right to grant Options under the Plan will terminate on January 1, 2006 with respect to the 2,500,000 shares of Company Stock authorized under the provisions of the Plan in effect prior to this amendment and restatement, and on May 3, 2011 with respect to the additional 5,000,000 shares of Company Stock authorized pursuant to the May 3, 2001 amendment and restatement.

25.   Applicable Law

      Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of law.

26.   Severability


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

      If any provision of the Plan shall hereafter be held to be invalid, unenforceable or illegal in whole or in part, in any jurisdiction under any circumstances for any reason, (a) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent expressed by the Plan or
      (b) if such provision cannot be so reformed, such provision shall be severed from the Plan and, in the discretion of the Committee, an equitable adjustment shall be made to the Plan (including, without limitation, addition of necessary further provisions to the Plan) so as to give effect to the intent as so expressed and the benefits so provided. Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances. Neither such holding nor such reformation or severance shall affect or impair the legality, validity or enforceability of any other provision of the Plan.


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